Exhibit 10.5

EXECUTION VERSION

COLLATERAL AGREEMENT

made by

HERC RENTALS INC.

(f/k/a Hertz Equipment Rental Corporation)

and certain of its Subsidiaries,

in favor of

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Note Collateral Agent

Dated as of June 30, 2016

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINED TERMS

Section 1.1	Definitions	2
Section 1.2	Other Definitional Provisions	12

ARTICLE II

[RESERVED]

ARTICLE III

GRANT OF SECURITY INTEREST

Section 3.1	Grant	13
Section 3.2	Pledged Collateral	14
Section 3.3	Excluded Assets	15
Section 3.4	Intercreditor Relations	17

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1	[Reserved]	18
Section 4.2	Representations and Warranties of Each Grantor	18
Section 4.3	Representations and Warranties of Each Pledgor	21

ARTICLE V

COVENANTS

Section 5.1	[Reserved]	23
Section 5.2	Covenants of Each Grantor	23
Section 5.3	Covenants of Each Pledgor	26

ARTICLE VI

REMEDIAL PROVISIONS

Section 6.1	Certain Matters Relating to Accounts	29
Section 6.2	Communications with Obligors; Grantors Remain Liable	30
Section 6.3	Pledged Stock	31

i

ii

SCHEDULES

1	Notice Addresses of Granting Parties
2	Pledged Securities
3	Perfection Matters
4	Location of Jurisdiction of Organization
5	Intellectual Property
6	Contracts
7	Commercial Tort Claims

ANNEXES

1	Acknowledgement and Consent of Equity Issuers who are not Granting Parties
2	Assumption Agreement
3	Supplemental Agreement

iii

COLLATERAL AGREEMENT

COLLATERAL AGREEMENT, dated as of June 30, 2016, made by HERC RENTALS INC., a Delaware corporation formerly known as Hertz Equipment Rental Corporation (together with its successors and assigns, the “Company”) and certain of its Subsidiaries in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION, as note collateral agent (in such capacity, and together with its successors and assigns in such capacity, the “Note Collateral Agent”) for the Secured Parties (as such term in defined herein).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Indenture, dated as of June 9, 2016 (as supplemented by the First Supplemental Indenture, dated as of June 9, 2016, the Second Supplemental Indenture, dated as of June 9, 2016, the Third Supplemental Indenture, dated as of June 29, 2016, and the Fourth Supplemental Indenture, dated as of June 30, 2016, and as further amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or successor agreements, the “Indenture”), among the Company, the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee and note collateral agent on behalf of the Holders, the Company has issued $610.0 million aggregate principal amount of 7.5% senior secured second priority notes due 2022 and $625.0 million aggregate principal amount of 7.75% senior secured second priority notes due 2024 (collectively, with any other Additional Notes (as defined in the Indenture) that may in the future be issued under the Indenture, the “Notes”) upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or successor agreements, the “ABL Credit Agreement”), among the Company, the Borrowers (as defined therein), the several banks and other financial institutions parties thereto, Citibank, N.A., as administrative agent and collateral agent (in its capacity as collateral agent, the “ABL Agent”), Citibank, N.A., as Canadian agent and Canadian collateral agent, and Bank of America, N.A., as co-collateral agent, the lenders thereunder have severally agreed to make extensions of credit to the Borrowers (as defined therein) upon the terms and subject to the conditions set forth therein;

WHEREAS, the Company is a member of an affiliated group of companies that includes the Company’s Domestic Subsidiaries that are party hereto and any other Domestic Subsidiary of the Company that becomes a party hereto from time to time after the date hereof (all of the foregoing collectively, the “Granting Parties”);

WHEREAS, the proceeds from the issuance of the Notes will be used in part to enable the Company to make valuable transfers to one or more of the other Granting Parties in connection with the operation of their respective businesses;

WHEREAS, pursuant to that certain U.S. Guarantee and Collateral Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “ABL U.S. Guarantee and Collateral Agreement”), by and among Herc Intermediate Holdings, LLC, the Company, certain of its Subsidiaries and Citibank, N.A., as collateral agent and administrative agent, the Company and such Subsidiaries have granted a first priority Lien to the ABL Agent for the benefit of the Secured Parties (as defined herein) on the Collateral, subject to Permitted Liens and to the Intercreditor Agreements (as defined herein);

WHEREAS, the ABL Agent and the Note Collateral Agent have entered into an Intercreditor Agreement, acknowledged by the Company and the Domestic Subsidiaries of the Company party hereto, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time (subject to Section 9.1), the “Base Intercreditor Agreement”);

WHEREAS, the Note Collateral Agent and one or more Additional Agents may in the future enter into a Junior Priority Intercreditor Agreement substantially in the form attached to the Indenture as Exhibit I, and acknowledged by the Company and the Domestic Subsidiaries of the Company party hereto (as amended, amended and restated, waived, supplemented or otherwise modified from time to time (subject to Section 9.1), the “Junior Priority Intercreditor Agreement”), and one or more other Intercreditor Agreements;

WHEREAS, in accordance with the terms of the Indenture, the Granting Parties shall execute and deliver this Agreement to the Note Collateral Agent for the benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the premises and to induce the Trustee and the Note Collateral Agent to enter into the Indenture on the Issue Date and to induce the Holders to purchase the Notes issued on the Issue Date, and in consideration of other valuable consideration (which receipt is hereby acknowledged), each Granting Party hereby agrees with the Note Collateral Agent, for the benefit of the Secured Parties, as follows:

ARTICLE I

DEFINED TERMS

Section 1.1                                    Definitions.

(a)                                 Unless otherwise defined herein, terms defined in the Indenture and used herein shall have the meanings given to them in the Indenture, and the following terms that are defined in the Code (as in effect on the date hereof) are used herein as so defined: Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Letter-of-Credit Rights, Money, Promissory Notes, Records, Securities, Securities Accounts, Security Entitlements, Supporting Obligations and Tangible Chattel Paper.

(b)                                 The following terms shall have the following meanings:

“ABL Agent”:  as defined in the recitals hereto.

“ABL Credit Agreement”:  as defined in the recitals hereto.

“ABL Obligations”:  as defined in the Base Intercreditor Agreement.

“Accounts”:  all accounts (as defined in the Code) of each Grantor, including, with respect to any Grantor, all such Accounts of such Grantor, whether now existing or existing in the future, including (a) all accounts receivable of such Grantor, including all accounts receivable created by or arising from all of such Grantor’s sales, leases or rental of goods or rendition of services made under any of its trade names, or through any of its divisions, (b) all unpaid rights of such Grantor (including rescission, replevin, reclamation and stopping in transit) relating to the foregoing or arising therefrom, (c) all rights to any goods represented by any of the foregoing, including returned or repossessed goods, (d) all reserves and credit balances held by such Grantor with respect to any such accounts receivable of any obligors thereunder, (e) all letters of credit, guarantees or collateral for any of the foregoing, (f) all insurance policies or rights relating to any of the foregoing and (g) all Accounts Receivable of such Grantor, but in any event excluding all Accounts that have been sold or otherwise transferred (and not transferred back to a Grantor) in connection with a Special Purpose Financing.

“Accounts Receivable”:  any right to payment for goods sold or leased or for services rendered, which is not evidenced by an instrument (as defined in the Code) or Chattel Paper.

“Additional Agent”: as defined in the Base Intercreditor Agreement.

“Additional Collateral Documents”:  as defined in the Base Intercreditor Agreement.

“Additional Obligations”:  as defined in the Base Intercreditor Agreement.

“Additional Secured Parties”:  as defined in the Base Intercreditor Agreement.

“Affiliate”:  as defined in the Indenture.

“Agents”: each of the ABL Agent and the Note Collateral Agent.

“Agreement”: this Collateral Agreement, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time.

“Applicable Law”:  as defined in Section 9.8.

“Bank Products Agreement”:  any agreement pursuant to which a bank or other financial institution agrees to provide (i) treasury services, (ii) credit card, merchant card, purchasing card or stored value card services (including, without limitation, processing and other administrative services with respect thereto), (iii) cash management services (including, without limitation, controlled disbursements, credit cards, credit card processing services, automated clearinghouse and other electronic funds transfer transactions, return items, netting, overdrafts, depository, lockbox, stop payment, information reporting, wire transfer and interstate depository network services) and (iv) other similar banking products or services as may be requested by any Grantor (for the avoidance of doubt, excluding letters of credit and loans except indebtedness arising from services described in items (i) through (iii) of this definition).

“Bankruptcy”: as defined in Section 8.1(a).

“Bankruptcy Case”:  (i) the Company or any of its Subsidiaries commencing any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Company or any of its Subsidiaries making a general assignment for the benefit of its creditors; or (ii) there being commenced against the Company or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days.

“Base Intercreditor Agreement”:  as defined in the recitals hereto.

“CFTC”: the Commodity Futures Trading Commission or any successor to the Commodity Futures Trading Commission.

“Code”:  the Uniform Commercial Code as from time to time in effect in the State of New York.

“Collateral”:  as defined in Section 3.1; provided that, for purposes of Section 6.5, Section 8 and Section 9.16(b), “Collateral” shall have the meaning assigned to such term in the Indenture.

“Collateral Account Bank”: the ABL Agent, an Affiliate thereof or another bank or financial institution as selected by the relevant Grantor; provided that such Grantor shall not alter the Collateral Account Bank during the continuance of an Event of Default without consent of the Note Collateral Agent (such consent not to be unreasonably withheld or delayed).

“Collateral Proceeds Account”:  a non-interest bearing cash collateral account established and maintained by the relevant Grantor at an office of the Collateral Account Bank in the name, and in the sole dominion and control of, the Note Collateral Agent for the benefit of the Secured Parties.

“Collateral Representative”:  each of (i) the Senior Priority Representative and the Junior Priority Representative (each as defined in the Base Intercreditor Agreement), (ii) if any Junior Priority Intercreditor Agreement is executed, the Person acting as representative for the Note Collateral Agent and the Secured Parties thereunder for the applicable purpose contemplated by this Agreement and (iii) if any other Intercreditor Agreement is executed, the Person acting as representative for the Note Collateral Agent and the Secured Parties thereunder for the applicable purpose contemplated by this Agreement.

“Commercial Tort Action”:  any action, other than an action primarily seeking declaratory or injunctive relief with respect to claims asserted or expected to be asserted by Persons other than the Grantors, that is commenced by a Grantor in the courts of the United States of America, any state or territory thereof or any political subdivision of any such state or territory, in which any Grantor seeks damages arising out of torts committed against it that would reasonably be expected to result in a damage award to it exceeding $40,000,000.

“Commodity Exchange Act”:  the Commodity Exchange Act (7 U.S.C. §1 et. seq.), as in effect from time to time, or any successor statute.

“Company”:  as defined in the Preamble hereto.

“Company Obligations”:  the collective reference to: all obligations and liabilities of the Company in respect of the unpaid principal of and interest on (including interest and fees (if any) accruing after the maturity of the Notes and interest and fees (if any) accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest  is allowed in such proceeding) the Notes and all other obligations and liabilities of the Company to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Indenture, the Notes, the other Note Documents, Hedging Agreements, Management Guarantees or Bank Products Agreements entered into with any Note Hedging Provider, Management Credit Provider, Note Bank Products Provider, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, amounts payable in connection with any such Bank Products Agreement or a termination of any transaction entered into pursuant to any such Hedging Agreement, fees, indemnities, costs, expenses or otherwise (including all reasonable and documented out-of-pocket fees, expenses and disbursements of counsel to the Trustee or Note Collateral Agent that are required to be paid by the Company pursuant to the terms of the Indenture or any other Note Document).

“Contracts”:  with respect to any Grantor, all contracts, agreements, instruments and indentures in any form and portions thereof (except for contracts listed on Schedule 6 hereto), to which such Grantor is a party or under which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, waived or otherwise modified, including (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.

“Copyright Licenses”:  with respect to any Grantor, all written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States copyright of such Grantor, other than agreements with any Person who is an Affiliate or a Subsidiary of the Company or such Grantor, including any material license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Copyrights”:  with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States copyrights, whether or not the underlying works of authorship have been published or registered, all United States copyright registrations and copyright applications, including any copyright registrations and copyright applications listed on Schedule 5 hereto, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof and (iii) the right to sue or otherwise recover for past, present and future infringements and misappropriations thereof.

“Credit Facility”: as defined in the Base Intercreditor Agreement.

“Default”: as defined in the Indenture.

“Discharge of Additional Obligations”:  as defined in the Base Intercreditor Agreement.

“Discharge of Senior Priority Obligations”:  as defined in the Base Intercreditor Agreement.

“Domestic Subsidiary”:  any Restricted Subsidiary of the Company other than a Foreign Subsidiary.

“Equity Issuers”:  the collective reference to issuers of Pledged Stock, including (as of the Grant Date) the Persons identified on Schedule 2 as the issuers of Pledged Stock.

“Excluded Assets”:  as defined in Section 3.3.

“Excluded Subsidiary”:  any Subsidiary of the Company that is (i) not a Domestic Subsidiary, (ii) not a Grantor (as defined in the ABL U.S. Guarantee and Collateral Agreement) or (iii) designated as an “Excluded Subsidiary” under any Senior Priority Collateral Documents.

“Event of Default”: as defined in the Indenture.

“Foreign Subsidiary”:  as defined in the Indenture.

“Foreign Intellectual Property”:  any right, title or interest in or to any copyrights, copyright licenses, patents, patent applications, patent licenses, trade secrets, trade secret licenses, trademarks, service marks, trademark and service mark applications, trade names, trade dress, trademark licenses, technology, know-how and processes or any other intellectual property governed by or arising or existing under, pursuant to or by virtue of the laws of any jurisdiction other than the United States of America or any state thereof.

“General Fund Account”:  the general fund account of the relevant Grantor established at the same office of the Collateral Account Bank as the Collateral Proceeds Account.

“Governmental Authority”:  the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or the European Central Bank).

“Grant Date”:  as defined in the Indenture.

“Granting Parties”:  as defined in the recitals hereto.

“Grantor”: the Company, the Domestic Subsidiaries that are party hereto from time to time after the date hereof (it being understood that no Excluded Subsidiary shall be required to be or become a party hereto).

“Grantor Obligations”:  with respect to any Grantor (other than the Company), the collective reference to (i) the Company Obligations guaranteed by such Grantor pursuant to Section 1301 of the Indenture and (ii) all obligations and liabilities of such Grantor that may arise under or in connection with this Agreement or any other Note Document to which such Grantor is a party, any Hedging Agreement, Management Guarantee or Bank Products Agreement entered into with any Note Hedging Provider, Management Credit Provider or Note Bank Products Provider, or any other document made, delivered or given in connection therewith of such Grantor, in each case whether on account of (i) principal, interest (including interest and fees (if any) accruing after the maturity of the Notes and interest and fees (if any) accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest  is allowed in such proceeding), reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all reasonable and documented out-of-pocket fees, expenses and disbursements of counsel to the Trustee or Note Collateral Agent that are required to be paid by the Company pursuant to the terms of the Indenture or any other Note Document).  With respect to any Grantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the CFTC (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Grantor of, or the grant by such Grantor of a security interest for, the obligation (the “Excluded Company Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act (or the analogous term or section in any amended or successor statute) is or becomes illegal, the Company Obligations guaranteed by such Guarantor shall not include any such Excluded Company Obligation.

“Hedging Agreement”:  any interest rate, foreign currency, commodity, credit or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity, credit or equity values (including any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement, including any Interest Rate Protection Agreement or Permitted Hedging Arrangement.

“Holders”: as defined in the Indenture.

“Incur”:  as defined in the Indenture.

“Indebtedness”:  as defined in the Indenture.

“Indenture”: as defined in the recitals hereto.

“Indenture Secured Parties”:  the collective reference to the Trustee, the Note Collateral Agent, the Holders and the holders of any other Note Obligations, and each of their respective successors and assigns and their permitted transferees and endorsees.

“Instruments”:  as defined in Article 9 of the Code, but excluding the Pledged Securities.

“Intellectual Property”:  with respect to any Grantor, the collective reference to such Grantor’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trade Secret Licenses, Trademarks and Trademark Licenses.

“Intercompany Note”:  with respect to any Grantor, any promissory note in a principal amount in excess of $5,000,000 evidencing loans made by such Grantor to the Company or any Restricted Subsidiary.

“Intercreditor Agreements”: (a) the Base Intercreditor Agreement, (b) any Junior Priority Intercreditor Agreement (upon and during the effectiveness thereof) and (c) any other Intercreditor Agreement that may be entered into in the future by the Note Collateral Agent and one or more Additional Agents and acknowledged by the Company and the other Granting Parties (each as amended, amended and restated, waived, supplemented or otherwise modified from time to time (subject to Section 9.1)) (upon and during the effectiveness thereof).

“Inventory”:  with respect to any Grantor, all inventory (as defined in the Code) of such Grantor, including all Inventory (as defined in the Indenture) of such Grantor.

“Investment Property”:  the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the Uniform Commercial Code in effect in the State of New York on the date hereof (other than any Capital Stock (including for these purposes any investment deemed to be Capital Stock for United States tax purposes) of any Foreign Subsidiary in excess of 65% of any series of such stock and other than any Capital Stock excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Securities.

“Junior Priority Intercreditor Agreement”: as defined in the recitals hereto.

“Liens”:  as defined in the Indenture.

“Management Credit Provider”:  any Person who is a beneficiary of a Management Guarantee, as designated by the Company in accordance with Section 8.4 (provided that no Person shall, with respect to any Management Guarantee, be at any time a Management Credit Provider with respect to more than one Credit Facility).

“Management Guarantee”:  as defined in the Indenture.

“Material Adverse Effect”:  a material adverse effect on the business, operations, property or financial condition of the Company and its Subsidiaries taken as a whole.

“Non-Indenture Secured Parties”:  the collective reference to all Note Bank Products Providers, Note Hedging Providers and Management Credit Providers, and all successors, assigns, transferees and replacements thereof.

“Notes”: as defined in the recitals hereto.

“Note Bank Products Provider”:  any Person that has entered into a Bank Products Agreement with a Grantor with the obligations of such Grantor thereunder being secured by one or more Note Documents as designated by the Company in accordance with Section 8.4 (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Note Bank Products Provider with respect to more than one Credit Facility).

“Note Collateral Agent”: as defined in the Preamble hereto.

“Note Documents”:  the collective reference to the Indenture, the Notes, this Agreement, and the other Note Security Documents, as the same may be amended, supplemented, waived, modified, replaced and/or refinanced from time to time in accordance with the terms hereof and Article IX of the Indenture.

“Note Hedging Provider”:  any Person that has entered into a Hedging Agreement with a Grantor with the obligations of such Grantor thereunder being secured by one or more Note Documents as designated by the Company in accordance with Section 8.4 (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Note Hedging Provider with respect to more than one Credit Facility.

“Note Security Documents”:  as defined in the Base Intercreditor Agreement.

“Obligations”:  (i) in the case of the Company, its Company Obligations, and (ii) in the case of each other Grantor, the Grantor Obligations of such Grantor.

“Patent Licenses”: with respect to any Grantor, all written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States patent, patent application, or patentable invention other than agreements with any Person who is an Affiliate or a Subsidiary of the Company or such Grantor, including the material license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Patents”:  with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States patents, patent applications and patentable inventions and all reissues and extensions thereof, including all patents and patent applications identified in Schedule 5 hereto, and including (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights corresponding thereto in the United States and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

“Person”:  any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization, Governmental Authority or any other entity.

“Pledged Collateral”:  as to any Pledgor, the Pledged Securities now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof.

“Pledged Notes”:  with respect to any Pledgor, all Intercompany Notes at any time issued to, or held or owned by, such Pledgor.

“Pledged Securities”: the collective reference to the Pledged Notes and the Pledged Stock.

“Pledged Stock”:  with respect to any Pledgor, the shares of Capital Stock listed on Schedule 2 as held by such Pledgor, together with any other shares of Capital Stock required to be pledged by such Pledgor pursuant to Section 1503 of the Indenture, as well as any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, such Pledgor while this Agreement is in effect, in each case, unless and until such time as the respective pledge of such Capital Stock under this Agreement is released in accordance with the terms hereof and the Indenture; provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, directly or indirectly, (i) more than 65% of any series of the outstanding Capital Stock (including for these purposes any investment deemed to be Capital Stock for U.S. tax purposes) of any Foreign Subsidiary, (ii) any of the Capital Stock of a Subsidiary of a Foreign Subsidiary, (iii) de minimis shares of a Foreign Subsidiary held by any Pledgor as a nominee or in a similar capacity, (iv) any of the Capital Stock of any Unrestricted Subsidiary and (v) without duplication, any Excluded Assets.

“Pledgor”:  each Granting Party (with respect to Pledged Securities held by such Granting Party and all other Pledged Collateral of such Granting Party).

“Proceeds”:  all “proceeds” as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, Proceeds of Pledged Securities shall include all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Rental Equipment”:  equipment owned by or leased to the Company or a Subsidiary of the Company that is classified as “revenue earning equipment” in the consolidated financial statements of the Company.

“Requirement of Law”:  as to any Person, the Organizational Documents of such Person, and any law, statute, ordinance, code, decree, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property or to which such Person or any of its material property is subject, including laws, ordinances and regulations pertaining to zoning, occupancy and subdivision of real properties; provided that the foregoing shall not apply to any non-binding recommendation of any Governmental Authority.

“Restricted Subsidiary”:  any Subsidiary of the Company other than an Unrestricted Subsidiary

“Restrictive Agreements”:  as defined in Section 3.3(c).

“Secured Parties”:  the collective reference to the Indenture Secured Parties and the Non-Indenture Secured Parties.

“Security Collateral”:  with respect to any Granting Party, collectively, the Collateral (if any) and the Pledged Collateral (if any) of such Granting Party.

“Senior Priority Collateral Documents”:  as defined in the Base Intercreditor Agreement.

“Senior Priority Documents”:  as defined in the Base Intercreditor Agreement.

“Senior Priority Obligations”:  as defined in the Base Intercreditor Agreement.

“Senior Priority Representative”:  as defined in the Base Intercreditor Agreement.

“Senior Priority Secured Parties”:  as defined in the Base Intercreditor Agreement.

“Specified Asset”:  as defined in Section 4.2.2(b).

“Special Purpose Subsidiary”:  as defined in the Indenture.

“Subsidiary”:  as defined in the Indenture.

“Temporary Cash Investments”:  as defined in the Indenture.

“Trade Secret Licenses”:  with respect to any Grantor, all written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States trade secrets, including know how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, other than agreements with any Person who is an Affiliate or a Subsidiary of the Company or such Grantor, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trade Secrets”:  with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States trade secrets, including know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including (i) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including payments under all licenses, non-disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past or future misappropriations thereof, and (ii) the right to sue or otherwise recover for past, present or future misappropriations thereof.

“Trademark Licenses”:  with respect to any Grantor, all written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, other than agreements with any Person who is an Affiliate or a Subsidiary of the Company or such Grantor, including the material license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trademarks”:  with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, trademark and service mark registrations, and applications for trademark or service mark registrations (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed, it being understood and agreed that the carve-out in this parenthetical shall be applicable only if and for so long as a grant of a security interest in such intent-to-use application would invalidate or otherwise jeopardize Grantor’s rights therein or in any registration issuing therefrom), and any renewals thereof, including each registration and application identified in Schedule 5 hereto, and including (i) the right to sue or otherwise recover for any and all past, present and future infringements or dilutions thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements or dilutions thereof), and (iii) all other rights corresponding thereto in the United States and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto in the United States, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin or business identifiers.

“Transactions”:  as defined in the Indenture.

“Unrestricted Subsidiary”:  as defined in the Indenture.

Section 1.2                                    Other Definitional Provisions.

(a)                                 The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Annex references are to this Agreement unless otherwise specified.  The words “include”, “includes”, and “including” shall be deemed to be followed by the phrase “without limitation”.  So long as the Base Intercreditor Agreement is the only Intercreditor Agreement that has been entered into, the phrases  “applicable Intercreditor Agreement” and “Intercreditor Agreements” and other similar references to multiple Intercreditor Agreements shall be deemed to refer only to the Base Intercreditor Agreement.  Unless otherwise expressly provided herein, any definition of or reference to any agreement (including this Agreement and the other Note Documents), instrument or other document herein shall be construed as referring to such agreement, instrument or other document as amended, supplemented, waived or otherwise modified from time to time (subject to any restrictions on such amendments, supplements, waivers or modifications set forth herein).

(b)                                 The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)                                  Where the context requires, terms relating to the Collateral, Pledged Collateral or Security Collateral, or any part thereof, when used in relation to a Granting Party shall refer to such Granting Party’s Collateral, Pledged Collateral or Security Collateral or the relevant part thereof.

(d)                                 All references in this Agreement to any of the property described in the definition of the term “Collateral,” “Pledged Collateral” or “Security Collateral”, or to any Proceeds thereof, shall be deemed to be references thereto only to the extent the same constitute Collateral, Pledged Collateral or Security Collateral, respectively.

ARTICLE II

[RESERVED]

ARTICLE III

GRANT OF SECURITY INTEREST

Section 3.1                                    Grant.  Each Grantor hereby grants, subject to existing licenses to use the Copyrights, Patents, Trademarks and Trade Secrets granted by such Grantor in the ordinary course of business, to the Note Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Collateral of such Grantor, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except as provided in Section 3.3.  The term “Collateral”, as to any Grantor, means the following property (wherever located) now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, except as provided in Section 3.3:

(a)                                 all Accounts;

(b)                                 all Money (including all cash);

(c)                                  all Cash Equivalents;

(d)                                 all Chattel Paper;

(e)                                  all Contracts (including contracts with any “qualified intermediaries” with respect to any LKE Program);

(f)                                   all Deposit Accounts;

(g)                                  all Documents;

(h)                                 all Equipment;

(i)                                     all General Intangibles;

(j)                                    all Instruments;

(k)                                 all Intellectual Property;

(l)                                     all Inventory;

(m)                             all Investment Property;

(n)                                 all Letter-of-Credit Rights;

(o)                                 all Rental Equipment;

(p)                                 all Vehicles;

(q)                                 all Fixtures;

(r)                                    all Commercial Tort Claims constituting Commercial Tort Actions described in Schedule 7 (together with any Commercial Tort Actions subject to a further writing provided in accordance with Section 5.2.12);

(s)                                   all books and records pertaining to any of the foregoing;

(t)                                    the Collateral Proceeds Account; and

(u)                                 to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, in the case of each Grantor, Collateral shall not include any Pledged Collateral, or any property or assets specifically excluded from Pledged Collateral (including any Capital Stock (including for these purposes any investment deemed to be Capital Stock for United States tax purposes) of any Foreign Subsidiary in excess of 65% of any series of such stock).

Section 3.2                                    Pledged Collateral.  Each Granting Party that is a Pledgor, hereby grants to the Note Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Pledged Collateral of such Pledgor now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof, as collateral security for the prompt and complete performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Pledgor, except as provided in Section 3.3.

Section 3.3                                    Excluded Assets.  No security interest is or will be granted pursuant to this Agreement or any other Note Security Document in any right, title or interest of any Granting Party under or in, and “Collateral” and “Pledged Collateral” shall not include (the following collectively, the “Excluded Assets”):

(a)                                 any interest in leased real property (including Fixtures) (and there shall be no requirement to deliver landlord lien waivers, estoppels or collateral access letters);

(b)                                 any fee interest in owned real property (including Fixtures) if the fair market value of such fee interest is less than $10,000,000 individually;

(c)                                  any Instruments, Contracts, Chattel Paper, General Intangibles, Copyright Licenses, Patent Licenses, Trademark Licenses, Trade Secret Licenses or other contracts or agreements with or issued by Persons other than the Company, a Subsidiary of the Company or an Affiliate thereof, (collectively, “Restrictive Agreements”) that would otherwise be included in the Security Collateral (and such Restrictive Agreements shall not be deemed to constitute a part of the Security Collateral) for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Restrictive Agreements (in each case, except to the extent that, pursuant to the Code or other applicable law, the granting of security interests therein can be made without resulting in a breach, default or termination of such Restrictive Agreements);

(d)                                 any assets over which the granting of such a security interest in such assets by the applicable Granting Party would be prohibited by any contract permitted under the Indenture, applicable law, regulation, permit, order or decree or the organizational or joint venture documents of any non-wholly owned Subsidiary (including permitted liens, leases and licenses), or requires a consent (to the extent that, with respect to any assets that would otherwise constitute Collateral, any applicable Granting Party has sought such consent using commercially reasonable efforts) of any Governmental Authority that has not been obtained (in each case after giving effect to the applicable anti-assignment provisions of the Code to the extent that the assignment of which is expressly deemed effective under the Uniform Commercial Code notwithstanding such prohibition);

(e)                                  any assets to the extent that such security interests would result in material adverse tax consequences to the Company and its Subsidiaries as reasonably determined by the Company (it being understood that the Note Collateral Agent shall not require the Company or any of its Subsidiaries to enter into any security agreements or pledge agreements governed by foreign law);

(f)                                   any assets to the extent that the granting or perfecting of a security interest in such assets would result in costs or consequences to the Company or any of its Subsidiaries as reasonably determined in good faith by the Company (which determination shall be conclusive) to be excessive in view of the benefits that would be obtained by the Secured Parties;

(g)                                  any (i) Equipment and/or Inventory (and/or related rights and/or assets) that would otherwise be included in the Security Collateral (and such Equipment and/or Inventory (and/or related rights and/or assets) shall not be deemed to constitute a part of the Security Collateral) if such Equipment and/or Inventory (and/or related rights and/or assets) is subject to a Lien permitted by Section 413 of the Indenture as “Permitted Liens” and designated by the Company to the Note Collateral Agent (but only for so long as such Lien remains in place) and (ii) other property that would otherwise be included in the Security Collateral (and such other property shall not be deemed to constitute a part of the Security Collateral) if such other property is subject to a Lien described in clause (h) of the definition of “Permitted Liens” in the Indenture in respect of Purchase Money Obligations or Capitalized Lease Obligations, or a Lien described in clause (o) of such definition (with respect to such a Lien described in clause (h) of such definition) and designated by the Company to the Note Collateral Agent (but, in each case, only for so long as such Liens are in place) and, if such Lien is in respect of a Hedging Agreement, such other property consists solely of (x) cash, Cash Equivalents or Temporary Cash Investments, together with proceeds, dividends and distributions in respect thereof, (y) any assets relating to such assets, proceeds, dividends or distributions or to obligations under any Hedging Agreement, and/or (z) any other assets consisting of, relating to or arising under or in connection with (1) any Hedging Agreements or (2) any other agreements, instruments or documents related to any Hedging Agreement or to any of the assets referred to in any of subclauses (x) through (z) of this clause (ii);

(h)                                 any property (and/or related rights and/or assets) that (A) would otherwise be included in the Security Collateral (and such property (and/or related rights and/or assets) shall not be deemed to constitute a part of the Security Collateral) if such property has been sold or otherwise transferred in connection with (i) a Special Purpose Financing (or constitutes the proceeds or products of any property that has been sold or otherwise transferred in connection with a Special Purpose Financing (except as provided in the proviso to this subsection)), (ii) a sale/leaseback transaction permitted under Section 411of the Indenture, (B) is subject to any Permitted Lien and consists of property subject to any such sale/leaseback transaction or general intangibles related thereto (but only for so long as such Liens are in place) or (C) is subject to any Liens securing Indebtedness incurred in compliance with Section 407(b)(ix) of the Indenture, or Liens permitted by Section 413 of the Indenture as “Permitted Liens” permitted pursuant to clause (k)(6), (p)(12) or (p)(13) of the definition of such term in the Indenture; provided that, notwithstanding the foregoing, a security interest of the Note Collateral Agent shall attach to any money, securities or other consideration received by any Grantor as consideration for the sale or other disposition of such property as and to the extent such consideration would otherwise constitute Security Collateral;

(i)                                     Equipment and/or Inventory (and/or related rights and/or assets) subject to any Permitted Lien that secures Indebtedness permitted by the Indenture that is Incurred to finance or refinance such Equipment and/or Inventory and designated by the Company to the Note Collateral Agent (but only for so long as such Permitted Lien is in place);

(j)                                    without duplication, any Capital Stock (including for these purposes any investment deemed to be Capital Stock for United States tax purposes) which is specifically excluded from the definition of Pledged Stock by virtue of the proviso contained in such definition;

(k)                                 any Capital Stock and other securities of a Subsidiary of the Company to the extent that the pledge of or grant of any other Lien on such Capital Stock and other securities for the benefit of any holders of securities results in the Company or any of its Restricted Subsidiaries being required to file separate financial statements for such Subsidiary with the Securities and Exchange Commission (or any other governmental authority) pursuant to either Rule 3-10 or 3-16 of Regulation S-X under the Securities Act, or any other law, rule or regulation as in effect from time to time, but only to the extent necessary to not be subject to such requirement;

(l)                                     any assets covered by a certificate of title to the extent such assets do not constitute Eligible Service Vehicles or Eligible Rental Equipment, in each case by operation of clause (f) of the definition of such term in the ABL Credit Agreement (or the equivalent provision in any other Senior Priority Documents);

(m)                             any aircraft, airframes, aircraft engines, helicopters, vessels or rolling stock or any Equipment or other assets constituting a part of any thereof;

(n)                                 Letter-of-Credit Rights individually with a value of less than $5,000,000;

(o)                                 for the avoidance of doubt, any Deposit Account and any Money, cash, checks, other negotiable instrument, funds and other evidence of payment therein held by any “qualified intermediary” in connection with any LKE Program;

(p)                                 any Money, cash, checks, other negotiable instrument, funds and other evidence of payment held in any Deposit Account of the Company or any of its Subsidiaries in the nature of a security deposit with respect to obligations for the benefit of the Company or any of its Subsidiaries, which must be held for or returned to the applicable counterparty under applicable law or pursuant to contractual obligations;

(q)                                 [reserved];

(r)                                    Foreign Intellectual Property;

(s)                                   any goods in which a security interest is not perfected by filing a financing statement in the office of the Secretary of State of the applicable Grantor’s location (as determined by Section 9-307 of the Code); and

(t)                                    so long as any Senior Priority Obligations are outstanding, any property that is not part of the collateral securing, or required to be securing, the Senior Priority Obligations.

Section 3.4                                    Intercreditor Relations.  Notwithstanding anything herein to the contrary, it is the understanding of the parties that the Liens granted pursuant to Sections 3.1 and 3.2 herein shall (x) with respect to all Security Collateral, prior to the Discharge of Additional Obligations (if applicable), be pari passu and equal in priority to the Liens granted to any Additional Agent for the benefit of the holders of the applicable Additional Obligations to secure Additional Obligations that constitute Junior Priority Debt (as defined in the Base Intercreditor Agreement) pursuant to the applicable Additional Collateral Documents (except, in the case of this clause (x), as may be separately otherwise agreed between the Note Collateral Agent, on behalf of itself and the Secured Parties, and any Additional Agent, on behalf of itself and the Additional Secured Parties represented thereby, including pursuant to any Junior Priority Intercreditor Agreement or other Intercreditor Agreement) and (y) with respect to all Security Collateral, prior to the Discharge of Senior Priority Obligations, be junior in priority to the Liens granted to the Senior Priority Representative for the benefit of the Senior Priority Secured Parties to secure the Senior Priority Obligations pursuant to the ABL U.S. Guarantee and Collateral Agreement and any other Senior Priority Collateral Documents.  The Note Collateral Agent acknowledges and agrees that the relative priority of the Liens granted to the Note Collateral Agent, the ABL Agent and any Additional Agent shall be determined solely pursuant to the applicable Intercreditor Agreements, and not by priority as a matter of law or otherwise.  Notwithstanding anything herein to the contrary, the Liens and security interest granted to the Note Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Note Collateral Agent hereunder are subject to the provisions of the applicable Intercreditor Agreements.  In the event of any conflict between the terms of any Intercreditor Agreement and this Agreement, the terms of such Intercreditor Agreement shall govern and control as among (a) the Note Collateral Agent, the ABL Agent and any Additional Agent, in the case of the Base Intercreditor Agreement, (b) the Note Collateral Agent and any other secured creditor (or agent therefor) party thereto, in the case of any Junior Priority Intercreditor Agreement, and (c) the Note Collateral Agent and any other secured creditor (or agent therefor) party thereto, in the case of any other Intercreditor Agreement.  In the event of any such conflict, each Grantor may act (or omit to act) in accordance with such Intercreditor Agreement, and shall not be in breach, violation or default of its obligations hereunder by reason of doing so.  Notwithstanding any other provision hereof, for so long as any Obligations or any Additional Obligations remain outstanding, any obligation hereunder to deliver to the Note Collateral Agent any Security Collateral shall be satisfied by causing such Security Collateral to be delivered to the Note Collateral Agent or any Additional Agent to be held in accordance with the applicable Intercreditor Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1                                    [Reserved].

Section 4.2                                    Representations and Warranties of Each Grantor.  Each Grantor party hereto on the date hereof hereby represents and warrants to the Note Collateral Agent on the date hereof that, in each case after giving effect to the Transactions:

4.2.1                     Title; No Other Liens.  Except for the security interests granted to the Note Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on such Grantor’s Collateral by the Indenture (including

Section 413 thereof), such Grantor owns each item of such Grantor’s Security Collateral free and clear of any and all Liens securing Indebtedness.  Except as set forth on Schedule 3, to the knowledge of such Grantor, no currently effective financing statement or other similar public notice with respect to any Lien securing Indebtedness on all or any part of such Grantor’s Security Collateral is on file or of record in any public office in the United States of America, any state, territory or dependency thereof or the District of Columbia, except, in each case, such as have been filed in favor of the Note Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement or as relate to Liens permitted by the Indenture (including Section 413 thereof) or any other Note Document or for which termination statements will be delivered on the Grant Date.

4.2.2                     Perfected Second Priority Liens.

(a)                                 This Agreement is effective to create, as collateral security for the Obligations of such Grantor, valid and enforceable Liens on such Grantor’s Security Collateral in favor of the Note Collateral Agent for the benefit of the Secured Parties, except as to enforcement, as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b)                                 Except with regard to (i) Liens (if any) on Specified Assets and (ii) any rights in favor of the United States government as required by law (if any), upon the completion of the Filings and, with respect to Instruments, Chattel Paper and Documents, upon the earlier of such Filing or the delivery to and continuing possession by the Note Collateral Agent or the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, of all Instruments, Chattel Paper and Documents a security interest in which is perfected by possession, and the obtaining and maintenance of “control” (as described in the Code) by the Note Collateral Agent, the ABL Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the applicable Intercreditor Agreement of all Deposit Accounts, Blocked Accounts, the Collateral Proceeds Account, Electronic Chattel Paper and Letter-of-Credit Rights a security interest in which is perfected by “control” and in the case of Commercial Tort Actions (other than such Commercial Tort Actions listed on Schedule 7 on the date of this Agreement), the taking of the actions required by Section 5.2.12, the Liens created pursuant to this Agreement will constitute valid Liens on and (to the extent provided herein) perfected security interests in such Grantor’s Collateral in favor of the Note Collateral Agent for the benefit of the Secured Parties, and will be prior to all other Liens of all other Persons securing Indebtedness, in each case other than Permitted Liens (and subject to any applicable Intercreditor Agreement), and enforceable as such as against all other Persons other than Ordinary Course Transferees, except to the extent that the recording of an assignment or other transfer of title to the Note Collateral Agent or the applicable Collateral Representative or any Additional Agent (in accordance with the applicable Intercreditor Agreement) or the recording of other applicable documents in the United States Patent and Trademark Office or United States Copyright Office may be necessary for perfection or enforceability, and except as to enforcement, as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. As used in this Section 4.2.2(b), the following terms shall have the following meanings:

“Filings”:  the filing or recording of (i) the Financing Statements as set forth in Schedule 3, (ii) this Agreement or a notice thereof with respect to Intellectual Property as set forth in Schedule 3, (iii) the recordation on the certificate of title related thereto of each Lien granted in favor of the Note Collateral Agent hereunder on Rental Equipment, subject to certificate of title statutes, and (iv) any filings after the Grant Date in any other jurisdiction as may be necessary under any Requirement of Law.

“Financing Statements”:  the financing statements filed or authorized for filing by such Grantor in the jurisdictions listed in Schedule 4.

“Ordinary Course Transferees”:  (i) with respect to goods only, buyers in the ordinary course of business and lessees in the ordinary course of business to the extent provided in Section 9-320(a) and 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction, (ii) with respect to general intangibles only, licensees in the ordinary course of business to the extent provided in Section 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction and (iii) any other Person who is entitled to take free of the Lien pursuant to the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

“Permitted Liens”:  Liens permitted pursuant to the Indenture, including those permitted to exist pursuant to Section 413 of the Indenture.

“Specified Assets”:  the following property and assets of such Grantor:

(1)  Patents, Patent Licenses, Trademarks and Trademark Licenses to the extent that (a) Liens thereon cannot be perfected by the filing of financing statements under the Uniform Commercial Code or by the filing and acceptance of intellectual property security agreements in the United States Patent and Trademark Office or (b) such Patents, Patent Licenses, Trademarks and Trademark Licenses are not, individually or in the aggregate, material to the business of the Company and its Subsidiaries taken as a whole;

(2)  Copyrights and Copyright Licenses with respect thereto and Accounts or receivables arising therefrom to the extent that (a) Liens thereon cannot be perfected by the filing and acceptance of intellectual property security agreements in the United States Copyright Office or (b) the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction is not applicable to the creation or perfection of Liens thereon;

(3)  Collateral for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside of the United States of America, any State, territory or dependency thereof or the District of Columbia;

(4)  goods included in Collateral received by any Person from any Grantor for “sale or return” within the meaning of Section 2-326 of the Uniform Commercial Code of the applicable jurisdiction, to the extent of claims of creditors of such Person;

(5)  Fixtures, Vehicles and any other assets subject to certificates of title;

(6)  Contracts, Accounts or receivables subject to the Assignment of Claims Act;

(7)  Money and Cash Equivalents other than (x) identifiable Cash Proceeds and (y) Cash Equivalents constituting Investment Property to the extent a security interest is perfected by the filing of a financing statement under the Uniform Commercial Code;

(8) Proceeds of Accounts or Inventory which do not themselves constitute Collateral or which do not constitute identifiable Cash Proceeds or which have not been transferred to or deposited in the Collateral Proceeds Account (if any) or to a Blocked Account; and

(9)  uncertificated securities (to the extent a security interest is not perfected by the filing of a financing statement); and

(10)  Letter-of-Credit Rights and Commercial Tort Claims.

4.2.3                     Jurisdiction of Organization.  On the date hereof, such Grantor’s jurisdiction of organization is specified on Schedule 4.

4.2.4                     Farm Products.  None of such Grantor’s Collateral constitutes, or is the Proceeds of, Farm Products.

4.2.5                     [Reserved.]

4.2.6                     Patents, Copyrights and Trademarks.  Schedule 5 lists all material Trademarks, material Copyrights and material Patents, in each case, registered in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and owned by such Grantor in its own name as of the date hereof, and all material Trademark Licenses, all material Copyright Licenses and all material Patent Licenses (including material Trademark Licenses for registered Trademarks, material Copyright Licenses for registered Copyrights and material Patent Licenses for issued Patents) owned by such Grantor in its own name as of the date hereof, in each case, that is solely United States Intellectual Property.

Section 4.3                                    Representations and Warranties of Each Pledgor.  Each Pledgor party hereto on the date hereof hereby represents and warrants to the Note Collateral Agent on the date hereof that, in each case after giving effect to the Transactions:

4.3.1                     Except as provided in Section 3.3, the shares of Pledged Stock pledged by such Pledgor hereunder constitute (i) in the case of shares of a Domestic Subsidiary, all the issued and outstanding shares of all classes of the Capital Stock of such Domestic Subsidiary owned by such Pledgor and (ii) in the case of any Pledged Stock constituting Capital Stock of any Foreign Subsidiary, such percentage (not more than 65%) as is specified on Schedule 2 of all the issued and outstanding shares of all classes of the Capital Stock of each such Foreign Subsidiary owned by such Pledgor.

4.3.2                     [Reserved.]

4.3.3                     Such Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens securing Indebtedness owing to any other Person, except the security interest created by this Agreement and Liens permitted to exist by the Indenture (including Section 413 thereof).

4.3.4                     Except with respect to security interests in Pledged Securities (if any) constituting Specified Assets, upon the delivery to the Note Collateral Agent or the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, of the certificates evidencing the Pledged Securities held by such Pledgor together with executed undated stock powers or other instruments of transfer, the security interest created in such Pledged Securities constituting certificated securities by this Agreement, assuming the continuing possession of such Pledged Securities by the Note Collateral Agent or the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, will constitute a valid, perfected second priority (subject, in terms of priority only, to the priority of the Liens of the applicable Collateral Representative and any Additional Agent) security interest in such Pledged Securities to the extent provided in and governed by the Code, enforceable in accordance with its terms against all creditors of such Pledgor and any Persons purporting to purchase such Pledged Securities from such Pledgor, to the extent provided in and governed by the Code, in each case subject to Permitted Liens (and any applicable Intercreditor Agreement), and except as to enforcement, as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4.3.5                     Except with respect to security interests in Pledged Securities (if any) constituting Specified Assets, upon the obtaining and maintenance of “control” (as described in the Code) by the Note Collateral Agent or the applicable Collateral Representative or any Additional Agent (or their respective agents appointed for purposes of perfection), as applicable, in accordance with the applicable Intercreditor Agreement, of all Pledged Securities that constitute uncertificated securities, the security interest created by this Agreement in such Pledged Securities that constitute uncertificated securities, will constitute a valid, perfected second priority (subject, in terms of priority only, to the priority of the Liens of the applicable Collateral Representative and any Additional Agent) security interest in such Pledged Securities constituting uncertificated securities to the extent provided in and governed by the Code, enforceable in accordance with its terms against all creditors of such Pledgor and any persons purporting to purchase such Pledged Securities from such Pledgor, to the extent provided in and governed by the Code, in each case subject to Liens permitted to exist by the Indenture (including Section 413 thereof) (and any applicable Intercreditor Agreement), and except as to enforcement, as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

ARTICLE V

COVENANTS

Section 5.1                                    [Reserved].

Section 5.2                                    Covenants of Each Grantor.  Each Grantor covenants and agrees with the Note Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earlier to occur of (i) as to any Grantor, the date upon which (A) all the Capital Stock of such Grantor shall have been sold or otherwise disposed of (to a Person other than the Company or a Grantor) or (B) any other transaction or event shall have occurred as a result of which such Grantor ceases to be either a Restricted Subsidiary of the Company or a Domestic Subsidiary, in each case in accordance with the terms of the Indenture, (ii) as to any Grantor, the release of such Grantor’s Subsidiary Guarantee in accordance with the terms of the Indenture, (iii) as to any Grantor, the designation of such Grantor as an Unrestricted Subsidiary or (iv) the release of all of the Collateral or the termination of this Agreement in accordance with the terms of the Indenture.

5.2.1                     Delivery of Instruments and Chattel Paper.  If any amount payable under or in connection with any of such Grantor’s Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Grantor shall (except as provided in the following sentence) be entitled to retain possession of all Collateral of such Grantor evidenced by any Instrument or Chattel Paper, and shall hold all such Collateral in trust for the Note Collateral Agent, for the benefit of the Secured Parties.  In the event that an Event of Default shall have occurred and be continuing, upon the request of the Note Collateral Agent,  the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, such Instrument or Chattel Paper (other than ordinary course rental contracts for Rental Equipment and Vehicles) shall be promptly delivered to the Note Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, duly indorsed in a manner sufficient to transfer such Instrument or Chattel Paper, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, to be held as Collateral pursuant to this Agreement.  Such Grantor shall not permit any other Person to possess any such Collateral at any time other than in connection with any sale or other disposition of such Collateral in a transaction permitted by the Indenture or as contemplated by the Intercreditor Agreements.

5.2.2                     [Reserved].

5.2.3                     [Reserved].

5.2.4                     Maintenance of Perfected Security Interest; Further Documentation.

(a)                                 Such Grantor shall use commercially reasonable efforts to maintain the security interest created by this Agreement in such Grantor’s Collateral as a perfected security interest as and to the extent described in Section 4.2.2 and to defend the security interest created by this Agreement in such Grantor’s Collateral against the claims and demands of all Persons whomsoever (subject to the other provisions hereof).

(b)                                 [Reserved].

(c)                                  At any time and from time to time, upon the written request of the Note Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as may be reasonably requested by the Note Collateral Agent (at the direction of the Holders pursuant to the terms of the Note Documents) for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Grantor, including the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any United States jurisdiction with respect to the security interests created hereby; provided that, notwithstanding any other provision of this Agreement or any other Note Document, neither the Company nor any Grantor will be required to (i) take any action in any jurisdiction other than the United States of America, or required by the laws of any such jurisdiction, or to enter into any security agreement or pledge agreement governed by the laws of any such jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of the United States of America or to perfect any security interests (or other Liens) in any Collateral, (ii) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except in the case of Collateral that constitutes Capital Stock or Intercompany Notes in certificated form, delivering such Capital Stock or Intercompany Notes (in the case of Intercompany Notes, limited to any such note with a principal amount in excess of $5,000,000) to the Note Collateral Agent (or another Person as required under any applicable Intercreditor Agreement), (iii) take any action in order to perfect any security interests in any cash, deposit accounts or securities accounts (except to the extent consisting of proceeds perfected by the filing of a financing statement under the Code), (iv) deliver landlord lien waivers, estoppels or collateral access letters or (v) file any fixture filing with respect to any security interest in Fixtures affixed to or attached to any real property constituting Excluded Assets.

(d)                                 The Note Collateral Agent may grant extensions of time for the creation and perfection of security interests in, or the obtaining a delivery of documents or other deliverables with respect to, particular assets of any Grantor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Note Security Documents.

5.2.5                     Changes in Name, Jurisdiction of Organization, etc.  Such Grantor will give prompt written notice to the Note Collateral Agent of any change in its name or location (as determined by Section 9-307 of the Code) (whether by merger or otherwise) (and in any event within 30 days of such change); provided that, promptly thereafter, such Grantor shall deliver to the Note Collateral Agent copies (or other evidence of filing) of all additional filed financing statements and other documents reasonably necessary to maintain the validity, perfection and priority of the security interests created hereunder and other documents reasonably requested by the Note Collateral Agent to maintain the validity, perfection and priority of the security interests as and to the extent provided for herein.

5.2.6                     [Reserved].

5.2.7                     Pledged Stock.  In the case of each Grantor that is an Equity Issuer, such Equity Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Note Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.3.1 with respect to the Pledged Stock issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Stock issued by it.

5.2.8                     [Reserved].

5.2.9                     Maintenance of Records.

(a)                                 Such Grantor will keep and maintain at its own cost and expense reasonably satisfactory and complete records of its Collateral, including a record of all payments received and all credits granted with respect to such Collateral, and shall mark such records to evidence this Agreement and the Liens and the security interests created hereby.

5.2.10              Acquisition of Intellectual Property.  Within 90 days after the end of each calendar year, such Grantor will notify the Note Collateral Agent of any acquisition by the Grantor of (i) any registration of any material United States Copyright, Patent or Trademark or (ii) any exclusive rights under a material United States Copyright License, Patent License or Trademark License constituting Collateral, and each applicable Grantor shall take such actions as may be reasonably requested by the Note Collateral Agent (at the direction of the Holders pursuant to the terms of the Note Documents) (but only to the extent such actions are within such Grantor’s control) to perfect the security interest granted to the Note Collateral Agent and the other Secured Parties therein, to the extent provided herein in respect of any United States Copyright, Patent or Trademark constituting Collateral on the date hereof, by (x) the execution and delivery of an amendment or supplement to this Agreement (or amendments to any such agreement previously executed or delivered by such Grantor) and/or (y) the making of appropriate filings (I) of financing statements under the Uniform Commercial Code of any applicable jurisdiction and/or (II) in the United States Patent and Trademark Office, or with respect to Copyrights and Copyright Licenses, the United States Copyright Office).

5.2.11              [Reserved].

5.2.12              Commercial Tort Actions.  All Commercial Tort Actions of each Grantor in existence on the date of this Agreement, known to such Grantor on the date hereof, are described in Schedule 7 hereto.  If any Grantor shall at any time after the date of this Agreement acquire a Commercial Tort Action, such Grantor shall promptly notify the Note Collateral Agent thereof in a writing signed by such Grantor and describing the details thereof and shall grant to the Note Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon and subject to the terms of this Agreement.

5.2.13              [Reserved].

5.2.14              [Reserved].

5.2.15              [Reserved].

5.2.16              [Reserved].

Section 5.3                                    Covenants of Each Pledgor.  Each Pledgor covenants and agrees with the Note Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earlier to occur of (i) as to any Pledgor, the date upon which (A) all the Capital Stock of such Pledgor shall have been sold or otherwise disposed of (to a Person other than the Company or a Pledgor) or (B) any other event shall have occurred as a result of which such Pledgor ceases to be either a Restricted Subsidiary of the Company or a Domestic Subsidiary, in each case in accordance with the terms of the Indenture, (ii) as to any Pledgor, the release of such Pledgor’s Subsidiary Guarantee in accordance with the terms of the Indenture, (iii) as to any Pledgor, the designation of such Pledgor as an Unrestricted Subsidiary or (iv) the release of all of the Collateral or the termination of this Agreement in accordance with the terms of the Indenture:

5.3.1                     Additional Shares.  If such Pledgor shall, as a result of its ownership of its Pledged Stock, become entitled to receive or shall receive any stock certificate (including any stock certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), stock option or similar rights in respect of the Capital Stock of any Equity Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Note Collateral Agent and the other Secured Parties, hold the same in trust for the Note Collateral Agent and the other Secured Parties and deliver the same forthwith to the Note Collateral Agent (who will hold the same on behalf of the Secured Parties) or any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable

Intercreditor Agreement, in the exact form received, duly indorsed by such Pledgor to the Note Collateral Agent or any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, if required, together with an undated stock power covering such certificate duly executed in blank by such Pledgor, to be held by the Note Collateral Agent or any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, subject to the terms hereof, as additional collateral security for the Obligations (subject to Section 3.3 and provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, more than 65% of any series of the outstanding Capital Stock (including for these purposes any investment deemed to be Capital Stock for United States tax purposes) of any Foreign Subsidiary pursuant to this Agreement).  If an Event of Default shall have occurred and be continuing, any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Equity Issuer (except any liquidation or dissolution of any Subsidiary of the Company in accordance with the Indenture) shall be paid over to the Note Collateral Agent or any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, to be held by the Note Collateral Agent or any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, subject to the terms hereof as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Equity Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Note Collateral Agent or any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, to be held by the Note Collateral Agent or any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, subject to the terms hereof as additional collateral security for the Obligations, in each case except as otherwise provided by the applicable Intercreditor Agreement.  If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Note Collateral Agent or any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

5.3.2                     [Reserved.]

5.3.3                     Pledged Notes.  Such Pledgor shall, on the date of this Agreement (or on such later date upon which it becomes a party hereto pursuant to Section 9.15), deliver to the Note Collateral Agent or the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, all Pledged Notes then held by such Pledgor (excluding any Pledged Note the principal amount of which does not exceed $5,000,000), endorsed in blank or, at the request of the Note Collateral Agent, endorsed to the Note Collateral Agent.  Furthermore, within ten Business Days after any Pledgor obtains a Pledged Note with a principal amount in excess of $5,000,000, such Pledgor shall cause such Pledged Note to be delivered to the Note Collateral Agent or the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, endorsed in blank or, at the request of the Note Collateral Agent or the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, endorsed to the Note Collateral Agent or the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement.

5.3.4                     Maintenance of Security Interest.

(a)                                 Such Pledgor shall use commercially reasonable efforts to defend the security interest created by this Agreement in such Pledgor’s Pledged Collateral against the claims and demands of all Persons whomsoever (subject to the other provisions hereof and to Sections 1501, 1502, 1503 and 1508 of the Indenture).  At any time and from time to time, upon the written request of the Note Collateral Agent and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as may be reasonably requested by the Note Collateral Agent (at the direction of the Holders pursuant to the terms of the Note Documents) for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Pledgor; provided that, notwithstanding any other provision of this Agreement or any other Note Document, neither the Company nor any Grantor will be required to (i) take any action in any jurisdiction other than the United States of America, or required by the laws of any such jurisdiction, or to enter into any security agreement or pledge agreement governed by the laws of any such jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of the United States of America or to perfect any security interests (or other Liens) in any Collateral, (ii) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except in the case of Collateral that constitutes Capital Stock or Intercompany Notes in certificated form, delivering such Capital Stock or Intercompany Notes (in the case of Intercompany Notes, limited to any such note with a principal amount in excess of $5,000,000) to the Note Collateral Agent (or another Person as required under any applicable Intercreditor Agreement), (iii) take any action in order to perfect any security interests in any cash, deposit accounts or securities accounts (except to the extent consisting of proceeds or perfected by the filing of a financing statement under the Code), (iv) deliver landlord lien waivers, estoppels or collateral access letters or (v) file any fixture filing with respect to any security interest in Fixtures affixed to or attached to any real property constituting Excluded Assets.

(b)                                 The Note Collateral Agent may grant extensions of time for the creation and perfection of security interests in, or the obtaining an delivery of documents or other deliverables with respect to, particular assets of any Pledgor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Note Security Documents.

(c)                                  Notwithstanding any provision of this Article V or Section 414, Section 1308 or Article XV of the Indenture to the contrary, prior to the Discharge of Senior Priority Obligations, (i) the requirements of Section 414, Section 1308 and Article XV of the Indenture to deliver any Collateral to the Note Collateral Agent shall be deemed satisfied by the delivery of such Collateral to the ABL Agent or the Senior Priority Representative, (ii) the Company shall, and shall cause each Restricted Subsidiary to, comply with the requirements of Section 414, Section 1308 and Article XV of the Indenture with respect to the Obligations thereunder only to the same extent that the Company and such Restricted Subsidiaries are required to comply with provisions analogous to Section 414, Section 1308 or Article XV of the Indenture under the ABL Credit Agreement or the documentation governing any other ABL Obligation and (iii) the ABL Agent or the Senior Priority Representative shall have sole discretion (in consultation with the Company, if applicable) with respect to any determination concerning Collateral as to which the Note Collateral Agent would have authority to exercise under Section 414, Section 1308 or Article XV of the Indenture.

ARTICLE VI

REMEDIAL PROVISIONS

Section 6.1                                    Certain Matters Relating to Accounts.

(a)                                 At any time and from time to time after the occurrence and during the continuance of an Event of Default and subject to any applicable Intercreditor Agreement, the Note Collateral Agent shall have the right (but not the obligation) to make test verifications of the Accounts Receivable constituting Collateral in any reasonable manner and through any reasonable medium that it reasonably considers advisable, and the relevant Grantor shall furnish all such assistance and information as the Note Collateral Agent may reasonably require in connection with such test verifications.  At any time and from time to time after the occurrence and during the continuance of an Event of Default and subject to any applicable Intercreditor Agreement, upon the Note Collateral Agent’s reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Note Collateral Agent to furnish to the Note Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts Receivable constituting Collateral.

(b)                                 [Reserved].

(c)                                  At any time and from time to time after the occurrence and during the continuance of an Event of Default specified in Section 601(i) or (ii) of the Indenture and subject to any applicable Intercreditor Agreement,  at the Note Collateral Agent’s request, each Grantor shall deliver to the Note Collateral Agent copies or, if required by the Note Collateral Agent for the enforcement thereof or foreclosure thereon, originals of all documents held by such Grantor evidencing, and relating to, the agreements and transactions that gave rise to such Grantor’s Accounts Receivable constituting Collateral, including all statements relating to such Grantor’s Accounts Receivable constituting Collateral and all orders, invoices and shipping receipts.

(d)                                 So long as no Event of Default has occurred and is continuing and subject to any applicable Intercreditor Agreement, the Note Collateral Agent shall instruct the Collateral Account Bank to promptly remit any funds on deposit in each Grantor’s Collateral Proceeds Account to such Grantor’s General Fund Account or any other account designated by such Grantor.  In the event that an Event of Default has occurred and is continuing and subject to any applicable Intercreditor Agreement, the Note Collateral Agent and the Grantors agree that the Note Collateral Agent, at its option, may require that each Collateral Proceeds Account and the General Fund Account of each Grantor be established at the Note Collateral Agent or at another institution reasonably acceptable to the Note Collateral Agent.  Each Grantor shall have the right, at any time and from time to time, to withdraw such of its own funds from its own General Fund Account, and to maintain such balances in its General Fund Account, as it shall deem to be necessary or desirable.

Section 6.2                                    Communications with Obligors; Grantors Remain Liable.

(a)                                 The Note Collateral Agent in its own name or in the name of others, may at any time and from time to time after the occurrence and during the continuance of an Event of Default specified in Section 601(i) or (ii) of the Indenture and subject to any applicable Intercreditor Agreement, communicate with obligors under the Accounts Receivable constituting Collateral and parties to the Contracts (in each case, to the extent constituting Collateral) to verify with them to the Note Collateral Agent’s satisfaction the existence, amount and terms of any Accounts Receivable or Contracts.

(b)                                 Upon the request of the Note Collateral Agent at any time after the occurrence and during the continuance of an Event of Default specified in Section 601(i) or (ii) of the Indenture and subject to any applicable Intercreditor Agreement, each Grantor shall notify obligors on such Grantor’s Accounts Receivable constituting Collateral and parties to such Grantor’s Contracts (in each case, to the extent constituting Collateral) that such Accounts Receivable and such Contracts have been assigned to the Note Collateral Agent, for the benefit of the Secured Parties, and that payments in respect thereof shall be made directly to the Note Collateral Agent.

(c)                                  Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of such Grantor’s Accounts Receivable to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  None of the Note Collateral Agent or any other Secured Party shall have any obligation or liability under any Account Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Note Collateral Agent or any other Secured Party of any payment relating thereto, nor shall the Note Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

Section 6.3                                    Pledged Stock.

(a)                                 Unless an Event of Default shall have occurred and be continuing and the Note Collateral Agent shall have given notice to the relevant Pledgor of the Note Collateral Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Pledgor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Stock (subject to the last two sentences of Section 5.3.1) and all payments made in respect of the Pledged Notes, to the extent permitted in the Indenture, and to exercise all voting and corporate rights with respect to the Pledged Stock.

(b)                                 Subject to each applicable Intercreditor Agreement, if an Event of Default shall occur and be continuing and the Note Collateral Agent shall give written notice of its intent to exercise such rights to the relevant Pledgor or Pledgors, (i) the Note Collateral Agent or the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of each applicable Intercreditor Agreement, shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Obligations of the relevant Pledgor as and in such order as is provided in Section 6.5, and (ii) any or all of the Pledged Stock shall be registered in the name of the Note Collateral Agent or the applicable Collateral Representative or any Additional Agent, or the respective nominee thereof, and the Note Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable through its respective nominee, if applicable, in accordance with the terms of each applicable Intercreditor Agreement, may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant Equity Issuer or Equity Issuers or otherwise and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Equity Issuer, or upon the exercise by the relevant Pledgor or the Note Collateral Agent or the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of each applicable Intercreditor Agreement, of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Note Collateral Agent or the applicable Collateral Representative or any Additional Agent, as applicable in accordance with the terms of each applicable Intercreditor Agreement, may reasonably determine), all without liability to the maximum extent permitted by applicable law (other than for its gross negligence or willful misconduct) except to account for property actually received by it, but the Note Collateral Agent or the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of each applicable Intercreditor Agreement, shall have no duty, to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing, provided that the Note Collateral Agent or the applicable Collateral Representative or any Additional Agent, as applicable in accordance with the terms of the Intercreditor Agreements, shall not exercise any voting or other consensual rights pertaining to the Pledged Stock in any way that would constitute an exercise of the remedies described in Section 6.6 other than in accordance with Section 6.6.

(c)                                  Each Pledgor hereby authorizes and instructs each Equity Issuer or maker of any Pledged Securities pledged by such Pledgor hereunder to, subject to each applicable Intercreditor Agreement, (i) comply with any instruction received by it from the Note Collateral Agent in writing with respect to Capital Stock in such Equity Issuer that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Equity Issuer or maker shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Note Collateral Agent.

Section 6.4                                    Proceeds to be Turned Over to Note Collateral Agent.  In addition to the rights of the Note Collateral Agent and the other Secured Parties specified in Section 6.1 with respect to payments of Accounts Receivable constituting Collateral, subject to each applicable Intercreditor Agreement, if an Event of Default shall occur and be continuing, and the Note Collateral Agent shall have instructed any Grantor to do so, all Proceeds of Collateral received by such Grantor consisting of cash, checks and other Cash Equivalent items shall be held by such Grantor in trust for the Note Collateral Agent and the other Secured Parties, any Additional Agent and the other applicable Additional Secured Parties (as defined in the applicable Intercreditor Agreement) or the applicable Collateral Representative, as applicable, in accordance with the terms of the applicable Intercreditor Agreement, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Note Collateral Agent or any Additional Agent or the applicable Collateral Representative, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the terms of the applicable Intercreditor Agreement, in the exact form received by such Grantor (duly indorsed by such Grantor to the Note Collateral Agent or any Additional Agent or the applicable Collateral Representative, as applicable, in accordance with the terms of the applicable Intercreditor Agreement, if required).  All Proceeds of Collateral received by the Note Collateral Agent hereunder shall be held by the Note Collateral Agent in the relevant Collateral Proceeds Account maintained under its sole dominion and control, subject to each applicable Intercreditor Agreement.  All Proceeds of Collateral while held by the Note Collateral Agent in such Collateral Proceeds Account (or by the relevant Grantor in trust for the Note Collateral Agent and the other Secured Parties) shall continue to be held as collateral security for all the Obligations of such Grantor and shall not constitute payment thereof until applied as provided in Section 6.5 and each applicable Intercreditor Agreement.

Section 6.5                                    Application of Proceeds.  It is agreed that if an Event of Default shall occur and be continuing, any and all Proceeds of the relevant Granting Party’s Collateral (as defined in the Indenture) received by the Note Collateral Agent (whether from the relevant Granting Party or otherwise) shall be held by the Note Collateral Agent for the benefit of the Secured Parties as collateral security for the Obligations of the relevant Granting Party (whether matured or unmatured), and/or then or at any time thereafter may, in the sole discretion of the Note Collateral Agent, subject to each applicable Intercreditor Agreement, be applied by the Note Collateral Agent against the Obligations of the relevant Granting Party then due and owing in the following order of priority, subject to each applicable Intercreditor Agreement:

First:  To the payment of all amounts due the Trustee under Section 707 of the Indenture;

Second:  To the payment of all amounts due the Note Collateral Agent under Section 1510 of the Indenture;

Third:  To the payment of the amounts then due and unpaid upon the other Obligations of such Granting Party ratably, without preference or priority of any kind, according to the amounts due and payable on such Obligations; provided that any such application of Proceeds shall be made on a pro rata basis as between and among (i) the Holders and their respective successors and assigns and their permitted transferees and endorsees and (ii) the Non-Indenture Secured Parties, based on certifications of the then-existing Obligations delivered to the Note Collateral Agent by the Trustee and the agent or representative for the Non-Indenture Secured Parties (upon which the Note Collateral Agent may conclusively rely); and

Fourth:  To such Grantor.

Section 6.6                                    Code and Other Remedies.  Subject to each applicable Intercreditor Agreement, if an Event of Default shall occur and be continuing, the Note Collateral Agent, on behalf of the Secured Parties, may (but shall not be obligated to) exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations to the extent permitted by applicable law, all rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Security Collateral) and under any other applicable law and in equity.  Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Note Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Granting Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances  (but shall not be obligated to), forthwith (subject to the terms of any documentation governing any Special Purpose Financing) collect, receive, appropriate and realize upon the Security Collateral, or any part thereof, and/or may forthwith, subject to any existing reserved rights or licenses, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Security Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Note Collateral Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  To the extent permitted by law, the Note Collateral Agent or any other Secured Party shall have the right, upon any such sale or sales, to purchase the whole or any part of the Security Collateral so sold, free of any right or equity of redemption in such Granting Party, which right or equity is hereby waived and released.  Each Granting Party further agrees, at the Note Collateral Agent’s request (subject to the terms of any documentation governing any Special Purpose Financing and subject to each applicable Intercreditor Agreement), to assemble the Security Collateral and make it available to the Note Collateral Agent at places which the Note Collateral Agent shall reasonably select, whether at such Granting Party’s premises or elsewhere.  The Note Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable and documented out-of-pocket costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Security Collateral or in any way relating to the Security Collateral or the rights of the Note Collateral Agent and the other Secured Parties hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations of the relevant Granting Party then due and owing, in the order of priority specified in Section 6.5, and only after such application and after the payment by the Note Collateral Agent of any other amount required by any provision of law, including Section 9-615(a)(3) of the Code, need the Note Collateral Agent account for the surplus, if any, to such Granting Party.  To the extent permitted by applicable law, (i) such Granting Party waives all claims, damages and demands it may acquire against the Note Collateral Agent or any other Secured Party arising out of the repossession, retention or sale of the Security Collateral, other than any such claims, damages and demands that may arise from the gross negligence or willful misconduct of any of the Note Collateral Agent or such other Secured Party, and (ii) if any notice of a proposed sale or other disposition of Security Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.  Each Grantor hereby consents to the non-exclusive royalty free use by the Note Collateral Agent of any Intellectual Property included in the Collateral for the purposes of disposing of any Security Collateral.

Section 6.7                                    Registration Rights.

(a)                                 Subject to each applicable Intercreditor Agreement, if the Note Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the reasonable opinion of the Note Collateral Agent it is necessary or reasonably advisable to have the Pledged Stock (other than Pledged Stock of Special Purpose Subsidiaries), or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Pledgor will use its reasonable best efforts to cause the Equity Issuer thereof to (i) execute and deliver, and use its reasonable best efforts to cause the directors and officers of such Equity Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Note Collateral Agent, necessary or advisable to register such Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of such Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Note Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  Such Pledgor agrees to use its reasonable best efforts to cause such Equity Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all states and the District of Columbia that the Note Collateral Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act.

(b)                                 Such Pledgor recognizes that the Note Collateral Agent may be unable to effect a public sale of any or all such Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Such Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, to the extent permitted by applicable law, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Note Collateral Agent shall not be under any obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Equity Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Equity Issuer would agree to do so.

(c)                                  Such Pledgor agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of such Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law.  Such Pledgor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Note Collateral Agent and the Secured Parties, that the Note Collateral Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Pledgor, and to the extent permitted by applicable law, such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing under the Indenture.

Section 6.8                                    Waiver; Deficiency.  Each Granting Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Security Collateral are insufficient to pay in full, the Notes, reimbursement obligations constituting Obligations of such Granting Party and, to the extent then due and owing, all other Obligations of such Granting Party and the reasonable fees and disbursements of any attorneys employed by the Note Collateral Agent or any other Secured Party to collect such deficiency.

Section 6.9                                    Certain Undertakings with Respect to Special Purpose Subsidiaries.

(a)                                 The Note Collateral Agent and each Secured Party agrees that, prior to the date that is one year and one day after the payment in full of all of the obligations of each Special Purpose Subsidiary in connection with and under each securitization with respect to which any Special Purpose Subsidiary is a party, (i) the Note Collateral Agent and other Secured Parties shall not be entitled, whether before or after the occurrence of any Event of Default, to (A) institute against, or join any other Person in instituting against, any Special Purpose Subsidiary any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the laws of the United States or any State thereof or of any foreign jurisdiction, (B) transfer and register the capital stock of any Special Purpose Subsidiary or any other instrument in the name of the Note Collateral Agent or a Secured Party or any designee or nominee thereof, (C) foreclose such security interest regardless of the bankruptcy or insolvency of the Company or any other Subsidiary, (D) exercise any voting rights granted or appurtenant to such capital stock of any Special Purpose Subsidiary or any other instrument or (E) enforce any right that the holder of any such capital stock of any Special Purpose Subsidiary or any other instrument might otherwise have to liquidate, consolidate, combine, collapse or disregard the entity status of such Special Purpose Subsidiary and (ii) the Note Collateral Agent and the other Secured Parties hereby waive and release any right to (A) require that any Special Purpose Subsidiary be in any manner merged, combined, collapsed or consolidated with or into the Company or any other Subsidiary, including by way of substantive consolidation in a bankruptcy case or similar proceeding, (B) require that the status of any Special Purpose Subsidiary as a separate entity be in any respect disregarded, (C) contest or challenge, or join any other Person in contesting or challenging, the transfers of any securitization assets from the Company or any Subsidiary to any Special Purpose Subsidiary, whether on the grounds that such transfers were disguised financings, preferential transfers, fraudulent conveyances or otherwise or a transfer other than a “true sale” or a “true contribution” or (D) contest or challenge, or join any other Person in contesting or challenging, any agreement pursuant to which any assets are leased by any Special Purpose Subsidiary to any Note Party as other than a “true lease.”  The Note Collateral Agent and each Secured Party agree and acknowledge that any agent and/or trustee acting on behalf of the holders of securitization indebtedness of any Special Purpose Subsidiary is an express third party beneficiary with respect to this Section 6.9(a) and each such person shall have the right to enforce compliance by the Note Collateral Agent and any other Secured Party with this Section 6.9.

(b)                                 Upon the transfer by the Company or any Subsidiary (other than a Special Purpose Subsidiary) of securitization assets to a Special Purpose Subsidiary in a securitization as permitted under this Agreement, any Liens with respect to such securitization assets arising under the Indenture or any Note Security Documents shall automatically be released (and the Note Collateral Agent is hereby authorized to execute and enter into any such releases and other documents as the Company may reasonably request in order to give effect thereto).

(c)                                  The Note Collateral Agent and the Secured Parties shall take no action related to the Collateral that would cause any Special Purpose Subsidiary to breach any of its covenants in its certificate of formation, limited liability company agreement or in any other documents governing the related Special Purpose Financing or to be unable to make any representation in any such document.

(d)                                 The Note Collateral Agent and the Secured Parties acknowledge that they have no interest in, and will not assert any interest in, the assets owned by any Special Purpose Subsidiary, or any assets leased by any Special Purpose Subsidiary to any Note Party other than, following a transfer of any pledged equity interest or pledged stock to the Note Collateral Agent in connection with any exercise of remedies pursuant to this Agreement, the right to receive lawful dividends or other distributions when paid by any such Special Purpose Subsidiary from lawful sources and in accordance with the documents governing the related Special Purpose Financing and the rights of a member of such Special Purpose Subsidiary.

(e)                                  Without limiting the foregoing, the Note Collateral Agent and the Secured Parties agree, to the extent required by Moody’s, S&P or any rating agency in connection with a Special Purpose Financing involving a Special Purpose Subsidiary the Capital Stock of which constitutes Pledged Collateral hereunder, to act in accordance with clauses (c) and (d) above with respect to such Capital Stock and such Special Purpose Financing.

ARTICLE VII

THE NOTE COLLATERAL AGENT

Section 7.1                                    Note Collateral Agent’s Appointment as Attorney-in-Fact, etc.

(a)                                 Each Granting Party hereby irrevocably constitutes and appoints the Note Collateral Agent and any authorized officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Granting Party and in the name of such Granting Party or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of this Agreement to the extent permitted by applicable law, provided that the Note Collateral Agent agrees not to exercise such power except upon the occurrence and during the continuance of any Event of Default, and in accordance with and subject to each applicable Intercreditor Agreement.  Without limiting the generality of the foregoing, at any time when an Event of Default has occurred and is continuing (in each case to the extent permitted by applicable law) and subject to each applicable Intercreditor Agreement, (x) each Pledgor hereby gives the Note Collateral Agent the power and right  (but the Note Collateral Agent shall not have the obligation), on behalf of such Pledgor, without notice or assent by such Pledgor, to execute, in connection with any sale provided for in Section 6.6(a) or 6.7, any indorsements, assessments or other instruments of conveyance or transfer with respect to such Pledgor’s Pledged Collateral, and (y) each Grantor hereby gives the Note Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)                                     in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor and file any claim or take any other action or institute any proceeding in any court of law or equity or otherwise deemed appropriate by the Note Collateral Agent for the purpose of collecting any and all such moneys due under any Account Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor whenever payable;

(ii)                                  in the case of any Copyright, Patent, or Trademark constituting Collateral of such Grantor, execute and deliver any and all agreements, instruments, documents and papers as the Note Collateral Agent may reasonably request to such Grantor to evidence the Note Collateral Agent’s and the Secured Parties’ security interest in such Copyright, Patent, or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)                               pay or discharge taxes and Liens, other than Liens permitted under this Agreement or the other Note Documents, levied or placed on the Collateral of such Grantor, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; and

(iv)                              subject to the terms of any documentation governing any Special Purpose Financing, (A) direct any party liable for any payment under any of the Collateral of such Grantor to make payment of any and all moneys due or to become due thereunder directly to the Note Collateral Agent or as the Note Collateral Agent shall direct; (B) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral of such Grantor; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral of such Grantor; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral of such Grantor or any portion thereof and to enforce any other right in respect of any Collateral of such Grantor; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral of such Grantor; (F) settle, compromise or adjust any such suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Note Collateral Agent may deem appropriate; (G) subject to any existing reserved rights or licenses, assign any Copyright, Patent or Trademark constituting Collateral of such Grantor (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Note Collateral Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral of such Grantor as fully and completely as though the Note Collateral Agent were the absolute owner thereof for all purposes, and do, at the Note Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Note Collateral Agent deems necessary to protect, preserve or realize upon the Collateral of such Grantor and the Note Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(b)                                 The reasonable, documented out-of-pocket expenses of the Note Collateral Agent incurred in connection with actions undertaken as provided in this Section 7.1 shall be payable by such Grantor to the Note Collateral Agent on demand in accordance with the Indenture.

(c)                                  Each Granting Party hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable as to the relevant Granting Party until this Agreement is terminated as to such Granting Party, and the security interests in the Security Collateral of such Granting Party created hereby are released.

Section 7.2                                    Duty of Note Collateral Agent.  The Note Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Security Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Note Collateral Agent deals with similar property for its own account.  None of the Note Collateral Agent or any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Security Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Security Collateral upon the request of any Granting Party or any other Person or, except as otherwise provided herein, to take any other action whatsoever with regard to the Security Collateral or any part thereof.  The powers conferred on the Note Collateral Agent and the other Secured Parties hereunder are solely to protect the Note Collateral Agent’s and the other Secured Parties’ interests in the Security Collateral and shall not impose any duty upon the Note Collateral Agent or any other Secured Party to exercise any such powers.  The Note Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and to the maximum extent permitted by applicable law, neither they nor any of their officers, directors, employees or agents shall be responsible to any Granting Party for any act or failure to act hereunder, except as otherwise provided herein or for their own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision).

Section 7.3                                    Financing Statements.  Pursuant to any applicable law, each Granting Party authorizes the Note Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to such Granting Party’s Security Collateral without the signature of such Granting Party in such form and in such filing offices as the Note Collateral Agent reasonably determines appropriate to perfect the security interests of the Note Collateral Agent under this Agreement.  Each Granting Party authorizes the Note Collateral Agent to use any collateral description reasonably determined by the Note Collateral Agent, including the collateral description “all personal property” or “all assets” or words of similar meaning in any such financing statements.  The Note Collateral Agent agrees to notify the relevant Granting Party of any financing or continuation statement filed by it, provided that any failure to give such notice shall not affect the validity or effectiveness of any such filing.

Section 7.4                                    Authority of Note Collateral Agent.  Each Granting Party acknowledges that the rights and responsibilities of the Note Collateral Agent under this Agreement with respect to any action taken by the Note Collateral Agent or the exercise or non-exercise by the Note Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement or any amendment, supplement or other modification of this Agreement shall, as between the Note Collateral Agent and the Secured Parties, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Note Collateral Agent and the Granting Parties, the Note Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Granting Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority.  The Note Collateral Agent shall have the benefit of the rights, privileges and immunities contained in Section 1509 of the Indenture.

Section 7.5                                    Note Collateral Agent as Bailee for the Grantors.  In the event that at any time, any Capital Stock or Intercompany Notes owned by any Grantor and held by the Note Collateral Agent constitute Excluded Assets (including any such Capital Stock or Intercompany Notes constituting Pledged Securities at the time of delivery to the Note Collateral Agent that later become Excluded Assets), and for so long as they constitute Excluded Assets, any such Capital Stock or Intercompany Notes in the possession of the Note Collateral Agent, shall be held by the Note Collateral Agent solely as bailee and in trust for the applicable Grantor and such Pledged Securities will not be subject to Sections 3.1 and 3.2 hereof or any Lien or security interest created pursuant thereto.  The Note Collateral Agent, at the request of the applicable Grantor, shall promptly return to such Grantor any Capital Stock or Intercompany Notes held by the Note Collateral Agent constituting Excluded Assets.

Section 7.6                                    Rights of the Collateral Agent.  Wilmington Trust, National Association is acting under this Agreement solely in its capacity as Note Collateral Agent under the Indenture and not in its individual capacity.  In acting hereunder, the Note Collateral Agent shall be entitled to all of the rights, privileges and immunities granted to it under the Indenture, as if such rights, privileges and immunities were fully set forth herein.

ARTICLE VIII

NON-INDENTURE SECURED PARTIES

Section 8.1                                    Rights to Collateral.

(a)                                 By their acceptance of the benefits of this Agreement, the Non-Indenture Secured Parties agree that they shall not have any right whatsoever to do any of the following:  (i) exercise any rights or remedies with respect to the Collateral (such term, as used in this Section 8, having the meaning assigned to it in the Indenture) or to direct the Note Collateral Agent to do the same, including the right to (A) enforce any Liens or sell or otherwise foreclose on any portion of the Collateral, (B) request any action, institute any proceedings, exercise any voting rights, give any instructions, make any election, notify account debtors or make collections with respect to all or any portion of the Collateral or (C) release any Granting Party under this Agreement or release any Collateral from the Liens of any Note Security Document or consent to or otherwise approve any such release; (ii) demand, accept or obtain any Lien on any Collateral (except for Liens arising under, and subject to the terms of, the Note Security Documents); (iii) vote in any Bankruptcy Case or similar proceeding in respect of the Company  or any of its Subsidiaries (any such proceeding, for purposes of this clause (a), a “Bankruptcy”) with respect to, or take any other actions concerning, the Collateral; (iv) receive any proceeds from any sale, transfer or other disposition of any of the Collateral (except in accordance with the Note Security Documents); (v) oppose any sale, transfer or other disposition of the Collateral; (vi) object to any debtor-in-possession financing in any Bankruptcy that is provided by one or more Holders among others (including on a priming basis under Section 364(d) of the Bankruptcy Code); (vii) object to the use of cash collateral in respect of the Collateral in any Bankruptcy; or (viii) seek, or object to the Indenture Secured Parties’ seeking on an equal and ratable basis, any adequate protection or relief from the automatic stay with respect to the Collateral in any Bankruptcy.

(b)                                 Each Non-Indenture Secured Party, by its acceptance of the benefits of this Agreement and the other Note Security Documents, agrees that in exercising rights and remedies with respect to the Collateral, the Note Collateral Agent and the Holders (pursuant to the terms of the Indenture), may enforce the provisions of the Note Security Documents and exercise remedies thereunder and under any other Note Documents (or refrain from enforcing rights and exercising remedies), all in such order and in such manner as they may determine in the exercise of their sole business judgment.  Such exercise and enforcement shall include the rights to collect, sell, dispose of or otherwise realize upon all or any part of the Collateral, to incur expenses in connection with such collection, sale, disposition or other realization and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction.  The Non-Indenture Secured Parties by their acceptance of the benefits of this Agreement and the other Note Security Documents hereby agree not to contest or otherwise challenge any such collection, sale, disposition or other realization of or upon all or any of the

Collateral.  Whether or not a Bankruptcy Case has been commenced, the Non-Indenture Secured Parties shall be deemed to have consented to any sale or other disposition of any property, business or assets of the Company or any of its Subsidiaries and the release of any or all of the Collateral from the Liens of any Note Security Document in connection therewith.

(c)                                  Notwithstanding any provision of this Section 8.1, the Non-Indenture Secured Parties shall be entitled subject to each applicable Intercreditor Agreement to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings (A) in order to prevent any Person from seeking to foreclose on the Collateral or supersede the Non-Indenture Secured Parties’ claim thereto or (B) in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Non-Indenture Secured Parties.  Each Non-Indenture Secured Party, by its acceptance of the benefits of this Agreement, agrees to be bound by and to comply with each applicable Intercreditor Agreement and authorizes the Note Collateral Agent to enter into the Intercreditor Agreements on its behalf.

(d)                                 Each Non-Indenture Secured Party, by its acceptance of the benefits of this Agreement, agrees that the Note Collateral Agent, the Trustee and the Holders may deal with the Collateral, including any exchange, taking or release of Collateral, may change or increase the amount of the Company Obligations and/or the Grantor Obligations, and may release any Grantor from its Obligations hereunder, all without any liability or obligation (except as may be otherwise expressly provided herein) to the Non-Indenture Secured Parties.  The Note Collateral Agent shall not be required to provide any notice of any event that the Note Collateral Agent may be aware of, or any action taken by the Note Collateral Agent, to any Non-Indenture Secured Party.

Section 8.2                                    Appointment of Agent.  Each Non-Indenture Secured Party, by its acceptance of the benefits of this Agreement and the other Note Security Documents, shall be deemed irrevocably to make, constitute and appoint the Note Collateral Agent, as agent under the Indenture (and all officers, employees or agents designated by the Note Collateral Agent) as such Person’s true and lawful agent and attorney-in-fact, and in such capacity, the Note Collateral Agent shall have the right (but not the obligation), with power of substitution for the Non-Indenture Secured Parties and in each such Person’s name or otherwise, to effectuate any sale, transfer or other disposition of the Collateral.  It is understood and agreed that the appointment of the Note Collateral Agent as the agent and attorney-in-fact of the Non-Indenture Secured Parties for the purposes set forth herein is coupled with an interest and is irrevocable.

Section 8.3                                    Waiver of Claims.  To the maximum extent permitted by law, each Non-Indenture Secured Party waives any claim it might have against the Note Collateral Agent, the Trustee or the Holders with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Note Collateral Agent, the Trustee or the Holders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Note Documents or any transaction relating to the Collateral (including any such exercise described in Section 8.1(b)), except for any such action or failure to act that constitutes willful misconduct or gross negligence of such Person or any Related Party (as defined below) thereof.  To the maximum extent permitted by applicable law, none of the Note Collateral Agent, the Trustee or any Holder or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company, any Subsidiary of the Company, any Non-Indenture Secured Party or any other Person or to take any other action or forbear from doing so whatsoever with regard to the Collateral or any part thereof, except for any such action or failure to act that constitutes willful misconduct or gross negligence of such Person.  The Note Collateral Agent shall not be subject to any fiduciary or other implied duties of any kind or nature to the Non-Indenture Secured Parties, regardless of whether an Event of Default has occurred or is continuing.  As used herein, “Related Party” means, with respect to any Person, or any of its affiliates, or any of the officers, directors, trustees, employees, shareholders, members, attorneys and other advisors, agents and controlling persons of any thereof, any of such Person, its affiliates and the officers, directors, trustees, employees, shareholders, members, attorneys and other advisors, agents and controlling persons of any thereof (other than, in each case, Herc Intermediate Holdings, LLC, a Delaware limited liability company, and any successor in interest thereto,  and its Subsidiaries and any of its controlling shareholders).

Section 8.4                                    Designation of Non-Indenture Secured Parties.  The Company may from time to time designate a Person as a “Note Bank Products Provider,” a “Note Hedging Provider” or a “Management Credit Provider” hereunder by written notice to the Note Collateral Agent.  Upon being so designated by the Company, such Note Bank Products Provider, Note Hedging Provider or Management Credit Provider (as the case may be) shall be a Non-Indenture Secured Party for the purposes of this Agreement for as long as so designated by the Company; provided that, at the time of the Company’s designation of such Non-Indenture Secured Party, the obligations of such Grantor under the applicable Bank Products Agreement, Hedging Agreement or Management Guarantee (as the case may be) have not been designated as ABL Obligations or Additional Obligations.

ARTICLE IX

MISCELLANEOUS

Section 9.1                                    Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Granting Party and the Note Collateral Agent, subject to Article IX of the Indenture; provided that (a) any provision of this Agreement imposing obligations on any Granting Party may be waived by the Note Collateral Agent in a written instrument executed by the Note Collateral Agent and (b) if separately agreed in writing between the Company and any Non-Indenture Secured Party (and such Non-Indenture Secured Party has been designated in writing by the Company to the Note Collateral Agent for purposes of this sentence, for so long as so designated), no such amendment, modification or waiver shall amend, modify or waive Section 6.5 (or the definition of “Non-Indenture Secured Party” or “Secured Party” to the extent relating thereto) if such amendment, modification or waiver would directly and adversely affect such Non-Indenture Secured Party without the written consent of such Non-Indenture Secured Party.  For the avoidance of doubt, it is understood and agreed that any amendment, amendment and restatement, waiver, supplement or other modification of or to any Intercreditor Agreement that would have the effect, directly or indirectly, through any reference herein to any Intercreditor Agreement or otherwise, of waiving, amending, supplementing or otherwise modifying this Agreement, or any term or provision hereof, or any right or obligation of any Granting Party hereunder or in respect hereof, shall not be given such effect except pursuant to a written instrument executed by each affected Granting Party and the Note Collateral Agent in accordance with this Section 9.1.  In addition, the Indenture, the other Note Documents and any Intercreditor Agreement may be amended in accordance with the terms thereof.

Section 9.2                                    Notices.  All notices, requests and demands to or upon the Note Collateral Agent or any Granting Party hereunder shall be effected in the manner provided for in Section 109 of the Indenture; provided that any such notice, request or demand to or upon any Granting Party shall be addressed to such Granting Party at its notice address set forth on Schedule 1, unless and until such Granting Party shall change such address by notice to the Note Collateral Agent given in accordance with Section 109 of the Indenture.

Section 9.3                                    No Waiver by Course of Conduct; Cumulative Remedies.  None of the Note Collateral Agent or any other Secured Party shall by any act (except by a written instrument pursuant to Section 9.1 hereof or Article IX of the Indenture), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of the Note Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Note Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Note Collateral Agent or such other Secured Party would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

Section 9.4                                    [Reserved].

Section 9.5                                    Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the Granting Parties, the Note Collateral Agent and the Secured Parties and their respective successors and assigns; provided that no Granting Party may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Note Collateral Agent, except as permitted hereby or by the Indenture.

Section 9.6                                    [Reserved].

Section 9.7                                    Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.   The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes.  Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 9.8                                    Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided that, with respect to any Pledged Stock issued by a Foreign Subsidiary, all rights, powers and remedies provided in this Agreement may be exercised only to the extent that they do not violate any provision of any law, rule or regulation of any Governmental Authority applicable to any such Pledged Stock or affecting the legality, validity or enforceability of any of the provisions of this Agreement against the Pledgor (such laws, rules or regulations, “Applicable Law”) and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.

Section 9.9                                    Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 9.10                             Integration.  This Agreement and the other Note Documents represent the entire agreement of the Granting Parties, the Note Collateral Agent and the other Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Granting Parties, the Note Collateral Agent or any other Secured Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Note Documents.

Section 9.11                             GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 9.12                             Submission to Jurisdiction; Waivers.  Each party hereto hereby irrevocably and unconditionally:

(a)                                 submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Note Documents to which it is a party to the exclusive general jurisdiction of the Supreme Court of the State of New York for the County of New York (the “New York Supreme Court”), and the United States District Court for the Southern District of New York (the “Federal District Court,” and together with the New York Supreme Court, the “New York Courts”) and appellate courts from either of them; provided that nothing in this Agreement shall be deemed or operate to preclude (i) the Collateral Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations (in which case any party shall be entitled to assert any claim or defense, including any claim or defense that this Section 9.12 would otherwise require to be asserted in a legal action or proceeding in a New York Court), or to enforce a judgment or other court order in favor of the Trustee or the Collateral Agent, (ii) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment, (iii) if all such New York Courts decline jurisdiction over any Person, or decline (or in the case of the Federal District Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction and (iv) in the event a legal action or proceeding is brought against any party hereto or involving any of its assets or property in another court (without any collusive assistance by such party or any of its Subsidiaries or Affiliates), such party from asserting a claim or defense (including any claim or defense that this Section 9.12(a) would otherwise require to be asserted in a legal proceeding in a New York Court) in any such action or proceeding;

(b)                                 consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)                                  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referred to in Section 9.2 or at such other address of which the Note Collateral Agent (in the case of any other party hereto) or the Company (in the case of the Note Collateral Agent) shall have been notified pursuant thereto;

(d)                                 agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)                                  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any punitive damages.

Section 9.13                             Acknowledgments.  Each Granting Party hereby acknowledges that:

(a)                                 it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Note Documents to which it is a party;

(b)                                 none of the Note Collateral Agent or any other Secured Party has any fiduciary relationship with or duty to any Granting Party arising out of or in connection with this Agreement or any of the other Note Documents, and the relationship between the Granting Parties, on the one hand, and the Note Collateral Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)                                  no joint venture is created hereby or by the other Note Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Granting Parties and the Secured Parties.

Section 9.14                             WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 9.15                             Additional Granting Parties.  Each new Subsidiary of the Company that is required to become a party to this Agreement pursuant to Section 1503 of the Indenture shall become a Granting Party for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in substantially the form of Annex 2 hereto.  Each existing Granting Party that is required to become a Pledgor with respect to Capital Stock of any new Subsidiary of the Company pursuant to Section 1503 of the Indenture shall become a Pledgor with respect thereto upon execution and delivery by such Granting Party of a Supplemental Agreement in substantially the form of Annex 3 hereto.

Section 9.16                             Releases.

(a)                                 The Collateral shall be released from the Lien and security interest created by this Agreement, all without delivery of any instrument or performance of any act by any party, at any time or from time to time in accordance with the provisions of Section 1502 of the Indenture.  Upon such release, all rights in the Collateral so released shall revert to the Company and the Granting Parties.

(b)                                 The Note Collateral Agent and, if necessary, the Trustee shall, at the Company’s expense, execute, deliver or acknowledge such instruments or releases to evidence and shall do or cause to be done all other acts reasonably requested by the Company to effect, in each case as soon as is reasonably practicable, the release of any Collateral permitted to be released pursuant to the Indenture.  Neither the Trustee nor the Note Collateral Agent shall be liable for any such release undertaken in good faith and in the absence of negligence or willful misconduct.

(c)                                  So long as no Event of Default has occurred and is continuing, the Note Collateral Agent shall at the direction of any applicable Grantor return to such Grantor any proceeds or other property received by it during any Event of Default pursuant to either Section 5.3.1 or 6.4 and not otherwise applied in accordance with Section 6.5.

[Remainder of page left blank intentionally; signature page to follow.]

IN WITNESS WHEREOF, each of the undersigned has caused this Collateral Agreement to be duly executed and delivered as of the date first above written.

HERC RENTALS INC.

By:	/s/ Scott Massengill
	Name:	Scott Massengill
	Title:	Senior Vice President and Treasurer

CINELEASE HOLDINGS, INC.
HERTZ ENTERTAINMENT SERVICES CORPORATION
CINELEASE, LLC
CINELEASE, INC.

By:	/s/ Scott Massengill
	Name:	Scott Massengill
	Title:	Treasurer

[Signature Page to Note Collateral Agreement]

Acknowledged and Agreed to as
of the date hereof by:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
in its capacity as Note Collateral Agent

By:	/s/ Jane Y. Schweiger
	Name:	Jane Y. Schweiger
	Title:	Vice President

[Signature Page to Note Collateral Agreement]

Schedules to the Collateral Agreement

1                                         Notice Addresses of Granting Parties

2                                         Pledged Securities

3                                          Perfection Matters

4                                         Location of Jurisdiction of Organization

5                                          Intellectual Property

6                                         Contracts

7                                         Commercial Tort Claims

1

Schedule 1

to Collateral Agreement

Schedule 1: Notice Addresses of Granting Parties

c/o HERC RENTALS INC.

27500 Riverview Center Blvd.

Bonita Springs, FL 34134

Attention: Maryann Waryjas, Senior Vice President and General Counsel
Facsimile: (239) 301-1109
Telephone: (239) 301-1125

with copies to:

Debevoise & Plimpton

919 Third Avenue
New York, New York 10022
Attention:  David A. Brittenham and Scott B. Selinger
Facsimile:   212-521-6836
Telephone:  212-909-6000

2

Schedule 2

to Collateral Agreement

Schedule 2: Pledged Securities

I. Pledged Stock

Pledgor	Issuer	Class of Stock or Interests	Certificate No(s)	Number of Shares or Interests Pledged	% of All Issued Capital or Other Equity Interests of Issuer Pledged
Herc Intermediate Holdings, LLC	Herc Rentals Inc.	Common	5	100	100%
Herc Rentals Inc.	CCMG HERC Sub, Inc.	Common	1	650	65%
Herc Rentals Inc.	Hertz Entertainment Services Corporation	Common	7	990,000	100%
Hertz Entertainment Services Corporation	Cinelease Holdings, Inc.	Common	2	1000	100%
Cinelease Holdings, Inc.	Cinelease Inc.	Common	3	500	100%

3

II. Pledged Notes:

None.

4

Schedule 3

to Collateral Agreement

Schedule 3: Perfection Matters

Existing Security Interests

None.

UCC Filings

Granting Party	Jurisdiction	Filing Office	Type of Filing
1. Herc Rentals Inc. (formerly known as Hertz Equipment Rental Corporation)	Delaware	Secretary of State	Form UCC-1
2. Hertz Entertainment Services Corporation	Delaware	Secretary of State	Form UCC-1
3. Cinelease Holdings, Inc.	Delaware	Secretary of State	Form UCC-1
4. Cinelease Inc.	Nevada	Secretary of State	Form UCC-1
5. Cinelease, LLC	Louisiana	Secretary of State	Form UCC-1
6. Herc Intermediate Holdings, LLC	Delaware	Secretary of State	Form UCC-1

Schedule 3: Intellectual Property Filings

A.                                    Filings with the U.S. Patent and Trademark Office

Trademark Security Agreement, dated as of June 30, 2016, among Herc Rentals Inc., Cinelease Inc. and  Citibank, N.A., as Collateral Agent for the Secured Parties.

B.                                    Filings with the U.S. Copyright Office

None.

5

Schedule 4

to Collateral Agreement

Schedule 4: Location of Jurisdiction of Organization

Granting Party	Jurisdiction
1. Herc Rentals Inc. (formerly known as Hertz Equipment Rental Corporation)	Delaware
2. Hertz Entertainment Services Corporation	Delaware
3. Cinelease Holdings, Inc.	Delaware
4. Cinelease, Inc.	Nevada
5. Cinelease, LLC	Louisiana
6. Herc Intermediate Holdings, LLC	Delaware

6

Schedule 5

to Collateral Agreement

Schedule 5: Intellectual Property

A.                                    Patents and Patent Licenses

1.              Patents:  None.

2.              Patent Licenses: None.

B.                                    Trademarks and Trademark Licenses

1.              Trademarks

Trademarks Owned by Cinelease, Inc.

Trademark	App. No.	App. Date	Reg. No.	Reg. Date	Status
CINE MINI	85814073	1/2/13	4507234	4/1/14	Registered
CINELEASE	85631522	5/22/12	4426271	10/29/13	Registered
CINELEASE and Logo	85631539	5/22/12	4415620	5/22/12	Registered
CINELEASE	77557420	8/27/08	3602022	4/7/09	Registered

Trademarks Owned by Herc Rentals Inc. (formerly known as Hertz Equipment Rental Corporation)

Trademark	App. No.	App. Date	Reg. No.	Reg. Date	Classes	Status
HERC	73/826,866	9/21/1989	1,609,358	8/7/1990	37	Registered
HERTZ EQUIPMENT RENTAL	75/007,011	10/16/1995	2,013,590	11/5/1996	37	Registered
DEISGN MARK	76/527,063	7/2/2003	3,131,552	8/22/2006	35, 37	Registered
SERVICE PUMP & COMPRESSOR	76/527,078	7/1/2003	3,052,099	1/31/2006	35, 37	Registered
E-SERVICE PROGRAM	77/575,557	9/22/2008	3,895,655	12/21/2010	35	Registered
E-SP	77/575,567	9/22/2008	4080388	1/3/2012	35, 37, 40	Pending
E-SERVICES PROGRAM	77/980,685	9/13/2010	3960620	5/17/2011	37,40	Registered
HERC 360 in Concentric Bolt Like Circles	85831633	1/24/2013	4492377	3/3/2014	37	Registered
HERC READY FINANCE	85915696	4/26/2013	4477274	2/4/2014	36	Registered
HERTZ SERVICE PUMP & COMPRESSOR	86095047	10/18/2013	4571223	7/22/2014	35, 37	Registered

7

Trademark	App. No.	App. Date	Reg. No.	Reg. Date	Classes	Status
HERTZ	72145695	5/29/1962	750300	5/28/1963	42	Registered
WHEN THE JOB REQUIRES MORE THAN A TOOLBELT	86548595	2/27/2015	N/A	N/A	37	Pending
HERC RENTALS	86910198	2/17/2016	N/A	N/A	07, 09, 35, 37, 38, 39, 42	Pending
HERCRENTALS Logo in Color	86910553	2/17/2016	N/A	N/A	07, 09, 35, 37, 38, 39, 42	Pending

2.              Trademark Licenses

None.

C.                                    Copyrights and Copyright Licenses

3.              Registered Copyrights: None.

4.              Copyright License: None.

8

Schedule 6

to Collateral Agreement

Schedule 6: Contracts

None.

9

Schedule 7

to Collateral Agreement

Schedule 7: Commercial Tort Claims

None.

10

Annex 1 to

Collateral Agreement

[FORM OF]
ACKNOWLEDGEMENT AND CONSENT*

The undersigned hereby acknowledges receipt of a copy of the Collateral Agreement, dated as of [                   ], 2016 (the “Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement or the Indenture referred to therein, as the case may be), made by the Granting Parties thereto for the benefit of Wilmington Trust, National Association, as Note Collateral Agent.  The undersigned agrees for the benefit of the Trustee, Note Collateral Agent and the Holders as follows:

The undersigned will be bound by the terms of the Agreement applicable to it as an Equity Issuer (as defined in the Agreement) and will comply with such terms insofar as such terms are applicable to the undersigned as an Equity Issuer.

The undersigned will notify the Note Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.3.1 of the Agreement.

The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement.

[NAME OF EQUITY ISSUER]

By:
Name:
Title:

Address for Notices:

Fax:

*                      This consent is necessary only with respect to any Equity Issuer which is not also a Granting Party.

Annex 2 to

Collateral Agreement

[FORM OF]
ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of              ,     , made by                               , a                (the “Additional Grantor”), in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION., as note collateral agent (in such capacity, the “Note Collateral Agent”) for the Secured Parties (as defined in the Collateral Agreement referred to below).  All capitalized terms not defined herein shall have the meaning ascribed to them in the Collateral Agreement referred to below, or if not defined therein, in the Indenture.

W I T N E S S E T H :

WHEREAS, Herc Rentals Inc., a Delaware corporation formerly known as Hertz Equipment Rental Corporation (together with its successors and assigns, the “Company”), the other Subsidiary Guarantors (as defined therein) party thereto and Wilmington Trust, National Association, as indenture trustee (in such capacity, and together with any successors and assigns in such capacity, the “Trustee”) on behalf of the Holders (as defined in the Indenture), are parties to an Indenture, dated as of June 9, 2016 (as amended by that First Supplemental Indenture, dated as of June 9, 2016, that Second Supplemental Indenture, dated as of June 9, 2016, that Third Supplemental Indenture, dated as of [   ], 2016 and that Fourth Supplemental Indenture, dated as of [   ], 2016 and as the same may be further amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Indenture”);

WHEREAS, in connection with the Indenture, the Company and certain Domestic Subsidiaries of the Company are, or are to become, parties to the Collateral Agreement, dated as of [           ], 2016 (as amended, supplemented, waived or otherwise modified from time to time, the “Collateral Agreement”), in favor of the Note Collateral Agent, for the benefit of the Secured Parties;

WHEREAS, the Additional Granting Party is a member of an affiliated group of companies that includes the Company and each other Granting Party;

WHEREAS, the Indenture requires the Additional Granting Party to become a party to the Collateral Agreement; and

WHEREAS, the Additional Granting Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.  Collateral Agreement.  By executing and delivering this Assumption Agreement, the Additional Granting Party, as provided in Section 9.15 of the Collateral Agreement, hereby becomes a party to the Collateral Agreement as a Granting Party thereunder with the same force and effect as if originally named therein as a [Grantor and Pledgor] [Grantor] [Pledgor](1) and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a [Grantor and Pledgor] [Grantor] [Pledgor](2) thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules              to the Collateral Agreement, and such Schedules are hereby amended and modified to include such information.  The Additional Granting Party hereby represents and warrants that each of the representations and warranties of such Additional Granting Party, in its capacities as a [Grantor and Pledgor] [Grantor] [Pledgor],(3) contained in Section 4 of the Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.  Each Additional Granting Party hereby grants, as and to the same extent as provided in the Collateral Agreement, to the Note Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in the [Collateral (as such term is defined in Section 3.1 of the Collateral Agreement) of such Additional Granting Party] [and] [the Pledged Collateral (as such term is defined in the Collateral Agreement) of such Additional Granting Party, except as provided in Section 3.3 of the Collateral Agreement].

2.  GOVERNING LAW.  THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(1)              Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

(2)              Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

(3)              Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

2

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTING PARTY]

By:
Name:
Title:

Acknowledged and Agreed to as
of the date hereof by:

WILMINGTON TRUST, NATIONAL ASSOCIATION
as Note Collateral Agent

By:
Name:
Title:

3

Annex 1-A to

Assumption Agreement

Supplement to
Collateral Agreement
Schedule 1

Supplement to
Collateral Agreement
Schedule 2

Supplement to
Collateral Agreement
Schedule 3

Supplement to
Collateral Agreement
Schedule 4

Supplement to
Collateral Agreement
Schedule 5

Supplement to
Collateral Agreement
Schedule 6

Supplement to
Collateral Agreement
Schedule 7

Annex 3 to
Collateral Agreement

SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT, dated as of                ,     , made by                 , a            corporation (the “Additional Pledgor”), in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Note Collateral Agent”) for the Secured Parties (as defined in the Collateral Agreement referred to below).  All capitalized terms not defined herein shall have the meaning ascribed to them in the Collateral Agreement referred to below.

W I T N E S S E T H :

WHEREAS, Herc Rentals Inc., a Delaware corporation formerly known as Hertz Equipment Rental Corporation (together with its successors and assigns, the “Company”), the Subsidiary Guarantors from time to time party thereto, and Wilmington Trust, National Association, as indenture trustee (in such capacity, and together with any successors and assigns in such capacity, the “Trustee”) on behalf of the Holders (as defined in the Indenture) and as Note Collateral Agent, are parties to that certain Indenture, dated as of June 9, 2016 (as supplemented by the First Supplemental Indenture, dated as of June 9, 2016, the Second Supplemental Indenture, dated as of June 9, 2016, the Third Supplemental Indenture, dated as of [  ], 2016, and the Fourth Supplemental Indenture, dated as of [  ], 2016, and as further amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or successor agreements, the “Indenture”);

WHEREAS, in connection with the Indenture, the Company and certain of its Subsidiaries are, or are to become, parties to the Collateral Agreement, dated as of [  ], 2016  (as amended, supplemented, waived or otherwise modified from time to time, the “Collateral Agreement”), in favor of the Note Collateral Agent, for the benefit of the Secured Parties;

WHEREAS, the Indenture requires the Additional Pledgor to become a Pledgor under the Collateral Agreement with respect to Capital Stock of certain new Subsidiaries of the Additional Pledgor; and

WHEREAS, the Additional Pledgor has agreed to execute and deliver this Supplemental Agreement in order to become such a Pledgor under the Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.                                      Collateral Agreement.  By executing and delivering this Supplemental Agreement, the Additional Pledgor, as provided in subsection 9.15 of the Collateral Agreement, hereby becomes a Pledgor under the Collateral Agreement with respect to the shares of Capital Stock of the Subsidiary of the Additional Pledgor listed in Annex 1-A hereto, as a Grantor

Annex 3-1

thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule 2 to the Collateral Agreement, and such Schedule 2 is hereby amended and modified to include such information.

2.                                      GOVERNING LAW.  THIS SUPPLEMENTAL AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Annex 3-2

IN WITNESS WHEREOF, the undersigned has caused this Supplemental Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL PLEDGOR]

By:
Name:
Title:

Acknowledged and Agreed to as
of the date hereof by:

WILMINGTON TRUST, NATIONAL ASSOCIATION
as Note Collateral Agent

By:
Name:
Title:

Annex 3-3

Annex 1-A to

Supplemental Agreement

Supplement to
Collateral Agreement
Schedule 2

Pledged Stock

Pledgor	Equity Issuer	Description of Pledged Stock

Annex 1-A-1 to Annex 3